UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23408

Clarion Partners Real Estate Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

George P. Hoyt

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2021

CLARION PARTNERS

REAL ESTATE INCOME

FUND INC.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide current income and long-term capital appreciation.

The Fund invests primarily in a portfolio of private commercial real estate and publicly traded real estate securities.

II	Clarion Partners Real Estate Income Fund Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Clarion Partners Real Estate Income Fund Inc. for the twelve-month reporting period ended December 31, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective August 2, 2021, Jason Glasser is no longer a portfolio manager of the Fund. Effective January 31, 2022, Janet Souk and Brian Watkins will join the portfolio management team. Additionally, effective January 31, 2022, Onay Payne will no longer be a portfolio manager of the Fund. For additional information, please see the Fund’s prospectus supplement dated January 18, 2022.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

January 31, 2022

Clarion Partners Real Estate Income Fund Inc.	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to provide current income and long-term capital appreciation. The Fund is a closed-end management investment company that continuously offers its common stock. The Fund intends under normal market conditions to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in a portfolio of private commercial real estate and publicly traded real estate securities. Investments may consist of (i) privately owned commercial real estate, in the form of equity and debt (“Private CRE”) and (ii) publicly traded real estate debt and equity securities (“Publicly Traded Real Estate Securities”).

Clarion Partners, LLC (“Clarion Partners”), the Fund’s subadviser, will seek to select investments across property types, geographic regions and metropolitan areas in order to generate attractive current income with the potential for long term appreciation and favorable risk-adjusted returns. It is expected that a majority of the Fund’s underlying investments in real estate will be located in the United States, although the Fund may also make investments internationally. Clarion Partners will utilize the fixed income expertise of Western Asset Management Company, LLC (“Western Asset”), an affiliate of Clarion Partners. Western Asset will be the securities subadviser and have day-to-day responsibility for managing the portion of the Fund’s investments in Publicly Traded Real Estate Securities that Clarion Partners allocates to Western Asset, within investment guidelines set by Clarion Partners.

Clarion Partners’ robust investment and asset management process is anchored by the dedicated Investment Research Group’s analysis, which is incorporated into all investment decisions, before, during and after investments are made, with primary focus on, among other things: general economic conditions, which markets will outperform, which sectors will outperform, types of buildings and locations users of real estate demand, where pricing is relative to alternatives and replacement cost, which investments perform best over time, how risk is being priced in the market, and how demographics and societal trends affect real estate. As the Fund’s sub-adviser, Clarion Partners intends to optimize the portfolio construction by targeting investments in large and medium-sized metropolitan areas that it believes have attractive growth prospects and healthy supply/demand dynamics.

Clarion Partners utilizes the breadth and scale of its national real estate platform, research-based process and acquisition and management expertise to evaluate market conditions and potential investment opportunities for the Fund. Clarion Partners will take into account real estate cycles across property types and markets in an effort to reduce portfolio volatility and enhance returns. As an additional risk management measure, Clarion Partners primarily consider markets that it believes have attractive growth prospects and healthy supply/demand dynamics.

The investment professionals at Clarion Partners who have primary responsibility for the day-to-day portfolio management of the Fund (including Private CRE) are Richard Schaupp, Janet Souk, Brian Watkins and Janis Mandarino. Clarion Partners utilizes a team approach,

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	1

Fund overview (cont’d)

with decisions derived from interaction among various investment management sector specialists. Under this team approach, management of the Fund’s portfolio will reflect a consensus of interdisciplinary views. The individuals at Western Asset that have day-to-day responsibility for managing the portion of the Fund’s investments in Publicly Traded Real Estate Securities that Clarion Partners allocates to Western Asset are S. Kenneth Leech and Greg E. Handler.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Market conditions during the twelve months ended December 31, 2021 were defined by the economic recovery from the COVID-19 pandemic bolstered by historic fiscal and monetary stimulus. In the second half of the year, the rapid and widespread vaccination rollout and reopening of businesses continued to drive steady growth across the economy with a significant recovery in jobs and a falling unemployment rate, suggesting a tight labor market. Amidst a synchronized global recovery, the strengthening of consumer demand conditions, supply chain disruptions, and rising energy prices, inflation spiked to the highest level since 1990. Historically, real estate has shown to be a hedge, at least partially, against inflation, largely because landlords generally have the ability to raise rents under better economic conditions.

The overall environment was very favorable for real estate investment with most sectors and markets reporting occupancy and rent levels above pre-pandemic levels coupled with surging investor demand. In 2021, commercial real estate financing remained attractive as credit spread compression kept overall borrowing rates low. U.S. commercial property sales surged, fueled by transactions in rental housing, industrial, and life sciences sectors. Cross-border investment also strongly rebounded to well above pre-COVID-19 levels.

Overall, privately-owned high-quality commercial real estate with durable income streams continued to witness surging investor demand as the sector offers relatively attractive yields amidst global market volatility. Total returns have improved significantly in recent quarters as appreciation has accelerated.

Q. How did we respond to these changing market conditions?

A. In this rapidly evolving operating environment, the Fund continued to focus on ensuring that properties are open and operating in a safe manner. The Fund continues to seek income-producing investments across property types, geographic regions, and metropolitan areas with the potential for long-term appreciation and favorable risk-adjusted returns. It also continues to focus on the industrial, multifamily and life sciences sectors to enhance overall portfolio performance and strategically increased the allocation to these sectors over the past year.

Performance review

For the twelve-months ended December 31, 2021, Class I shares of Clarion Partners Real Estate Income Fund Inc. returned 25.04%. The Lipper Real Estate Funds Category Averagei returned 23.38% over the same period. The S&P 500 Indexii and the Bloomberg U.S.

2	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

Aggregate Indexiii, representative of the broader U.S. equity and fixed income markets, returned 28.71% and -1.54%, respectively, over the same time period.

The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness.

Performance Snapshot as of December 31, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
Clarion Partners Real Estate Income Fund Inc.:
Class I	14.77%	25.04%
Class D	14.46%	24.46%
Class S	14.17%	23.86%
Class T	14.24%	23.97%
Lipper Real Estate Funds Category Average	12.06%	23.38%
S&P 500 Index	11.67%	28.71%
Bloomberg U.S. Aggregate Index	0.06%	-1.54%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. Class S and Class T shares are subject to a maximum front-end sales charge of 3.50% and 3.00% of the offering price, respectively. Class T shares are also subject to a dealer manager fee of 0.50% of the offering price. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated April 29, 2021, as supplemented, the gross total annual fund operating expense ratios for Class I, Class D, Class S and Class T shares were 5.36%, 5.61%, 6.21% and 6.21%, respectively. Included in the operating expense ratio of each class were property level expenses and interest payments on properties of 2.12% and 1.25%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	3

Fund overview (cont’d)

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, including organizational and offering expenses, but excluding property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real-estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax and extraordinary expenses and acquired fund fees will not exceed 1.75% for Class I shares, 2.00% for Class D shares, 2.60% for Class S shares and 2.60% of Class T shares, subject to recapture as described below. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee from April 1, 2021 through April 30, 2022. The waiver cannot be terminated prior to April 30, 2022 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The Fund (Class I) provided an exceptionally strong total return of 25.04% for the twelve months ended December 31, 2021, driven primarily by the private real estate equity investments, which provided a total return of 32.03% for the same period. The Fund’s multifamily and industrial assets were the largest contributors to performance. Demand for warehouse space has continued its rapid acceleration since the pandemic onset, further bolstering strong sector fundamentals. Likewise, U.S. multifamily property fundamentals were remarkably resilient during the pandemic and have continued to strengthen throughout the recovery.

Q. What were the leading detractors from performance?

A. Overall, the Fund delivered strong performance across the portfolio. During the reporting period, relative to the return of the private real estate equity investment allocation, investments in the publicly-traded real estate securities and private real estate debt investments had lower relative contributions to total return at 10.68% and 9.58%, respectively.

Thank you for your investment in Clarion Partners Real Estate Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Clarion Partners, LLC

January 13, 2022

4	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund involves a considerable amount of risk. The Fund should be viewed as a long-term investment, as it is inherently illiquid and suitable only for investors who can bear the risks associated with the limited liquidity of the Fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no more than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee these repurchases will occur as scheduled, or at all. Shares will not be listed on a public exchange, and no secondary market is expected to develop. Shareholders may not be able to sell their shares in the Fund at all or at a favorable price. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund.

The Fund’s investments are highly concentrated in real estate investments, and therefore will be subject to the risks typically associated with real estate, including but not limited to local, state, national or international economic conditions; including market disruptions caused by regional concerns, political upheaval, sovereign debt crises and other factors. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High yield bonds possess greater price volatility, illiquidity, and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. The Fund may employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 42 funds for the six-month period and among the 41 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

ii	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

iii

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2021 and December 31, 2020 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class I	Class D	Class S	Class T
Twelve Months Ended 12/31/21	25.04%	24.46%	23.86%	23.97%
Inception* through 12/31/21	14.69	14.34	13.70	13.77

With sales charges[2]	Class I	Class D	Class S	Class T
Twelve Months Ended 12/31/21	25.04%	24.46%	19.52%	19.62%
Inception* through 12/31/21	14.69	14.34	11.94	12.01

Cumulative total returns
Without sales charges[1]
Class I (Inception date of 9/27/19 through 12/31/21)	36.33%
Class D (Inception date of 9/27/19 through 12/31/21)	35.38
Class S (Inception date of 9/27/19 through 12/31/21)	33.67
Class T (Inception date of 9/27/19 through 12/31/21)	33.86

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class S and Class T shares or a dealer manager fee with respect to Class T shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class S shares reflect the deduction of the maximum initial sales charge of 3.50%. Class T shares reflect the deduction of the maximum initial sales charge of 3.00% and a dealer manager fee of 0.50%.

*	Inception dates for Class I, D, S and T shares are September 27, 2019, September 27, 2019, September 27, 2019 and September 27, 2019, respectively.

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	7

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class I Shares of Clarion Partners Real Estate Income Fund Inc. vs. Lipper Real Estate Funds Category Average and Market Indices† — September 27, 2019 — December 31, 2021

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

†

Hypothetical illustration of $10,000 invested in Class I shares of Clarion Partners Real Estate Income Fund Inc. on September 27, 2019 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value and also assuming the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan through December 31, 2021. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index, the Bloomberg U.S. Aggregate Index (together, the “Indices”) and the Lipper Real Estate Funds Category Average. The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S. The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Indices are unmanaged. Please note that an investor cannot invest directly in an index. The Lipper Real Estate Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may differ from the Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

8	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

Consolidated schedule of investments

December 31, 2021

Clarion Partners Real Estate Income Fund Inc.

(Percentages shown based on Fund net assets)

				Value
Private Real Estate — 110.7%
Equity — 93.7%
Real Estate Investments — 63.0%
Industrial — 18.7%
100 Friars Boulevard, West Deptford, NJ				$27,400,000	(a)
3828 Civic Center, Las Vegas, NV				7,600,000	(a)
Total Industrial				35,000,000
Life Science — 10.2%
55 Messina Drive, Braintree, MA				19,100,000	(a)
Mixed-Use — 20.8%
Congress Commons, Austin, TX				38,900,000	(a)
Multifamily — 13.3%
Anker Haus, Charlotte, NC				25,000,000	(a)
Total Real Estate Investments				118,000,000

			Stated Ownership % (b)
Investments in Non-Consolidated Joint Ventures — 30.7%
Industrial — 12.9%
456 Sullivan Avenue, South Windsor, CT			95.0%	24,148,921	(a)
Multifamily — 17.8%
Mosaic at Largo Station, Largo, MD			92.5%	33,272,679	(a)
Total Investments in Non-Consolidated Joint Ventures				57,421,600
Total Equity (Cost — $155,727,760)				175,421,600

	Rate	Maturity Date	Face Amount
Debt — 17.0%
Investments in Real Estate Loans — 17.0%
Mixed-Use — 9.5%
Aertson Midtown Mezzanine B Loan	9.140%	10/1/25	$18,000,000	17,728,514	(a)
Office — 7.5%
Memphis Logistics Mezzanine Loan	6.500%	8/9/23	14,000,000	14,000,000	(a)(c)
Total Investments in Real Estate Loans (Cost — $32,000,000)				31,728,514
Total Private Real Estate (Cost — $187,727,760)				207,150,114
Publicly-Traded Real Estate Securities — 13.0%
Collateralized Mortgage Obligations (d) — 12.1%
Banc of America Commercial Mortgage Trust, 2017-BNK3 E	4.533%	2/15/50	1,000,000	818,266	(e)(f)
BWAY Mortgage Trust, 2015-1740 E	4.450%	1/10/35	500,000	476,966	(e)(f)

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	9

Consolidated schedule of investments (cont’d)

December 31, 2021

Clarion Partners Real Estate Income Fund Inc.

(Percentages shown based on Fund net assets)

	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
BX Commercial Mortgage Trust, 2021-VINO A (1 mo. USD LIBOR + 0.652%)	0.762%	5/15/38	$500,000	$498,454	(e)(f)
BX Trust, 2021-ARIA D (1 mo. USD LIBOR + 1.895%)	2.005%	10/15/36	500,000	498,920	(e)(f)
CSMC OA LLC, 2014-USA F	4.373%	9/15/37	420,000	327,880	(e)
CSMC Trust, 2019-ICE4 A (1 mo. USD LIBOR + 0.980%)	1.090%	5/15/36	600,000	600,505	(e)(f)
CSMC Trust, 2019-RIO B (1 mo. USD LIBOR + 7.000%, 8.000% floor)	8.000%	12/15/22	1,000,000	973,388	(e)(f)
CSMC Trust, 2020-LOTS A (1 mo. USD LIBOR + 3.975%, 4.725% floor)	4.725%	7/15/22	692,000	692,681	(e)(f)
Extended Stay America Trust, 2021-ESH A (1 mo. USD LIBOR + 1.080%)	1.190%	7/15/38	497,412	498,842	(e)(f)
FARM Mortgage Trust, 2021-1 B	3.249%	1/25/51	196,698	175,203	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA3 B2 (30 Day Average SOFR + 6.250%)	6.300%	10/25/33	725,000	816,601	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA6 B2 (30 Day Average SOFR + 7.500%)	7.550%	10/25/41	750,000	781,955	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2021-1 BXS	14.422%	9/25/60	750,000	715,702	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-SPI1 B	4.059%	9/25/47	165,103	162,647	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-DNA3 B1 (1 mo. USD LIBOR + 3.900%)	4.003%	9/25/48	370,000	386,080	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2019-DNA3 B2 (1 mo. USD LIBOR + 8.150%)	8.253%	7/25/49	750,000	796,933	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2019-FTR4 B2 (1 mo. USD LIBOR + 5.000%)	5.103%	11/25/47	750,000	748,896	(e)(f)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03 1M2 (1 mo. USD LIBOR + 5.000%)	5.103%	7/25/25	387,014	398,228	(e)(f)

See Notes to Consolidated Financial Statements.

10	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

Clarion Partners Real Estate Income Fund Inc.

(Percentages shown based on Fund net assets)

	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1B (1 mo. USD LIBOR + 10.250%)	10.353%	1/25/29	$247,539	$278,988	(e)(f)
Federal National Mortgage Association (FNMA) — CAS, 2017-C05 1M2 (1 mo. USD LIBOR + 2.200%)	2.303%	1/25/30	105,055	106,954	(e)(f)
Federal National Mortgage Association (FNMA) — CAS, 2018-C06 1B1 (1 mo. USD LIBOR + 3.750%)	3.853%	3/25/31	350,000	359,657	(e)(f)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1B1 (1 mo. USD LIBOR + 3.250%)	3.353%	1/25/40	140,000	140,786	(e)(f)
Federal National Mortgage Association (FNMA) — CAS, 2021-R01 1B1 (30 Day Average SOFR + 3.100%)	3.150%	10/25/41	500,000	505,919	(e)(f)
Federal National Mortgage Association (FNMA) — CAS, 2021-R03 1B2 (30 Day Average SOFR + 5.500%)	5.550%	12/25/41	500,000	501,816	(e)(f)
Federal National Mortgage Association (FNMA) — CAS, 2021-R03 1M1 (30 Day Average SOFR + 0.850%)	0.900%	12/25/41	750,000	750,843	(e)(f)
FRR Re-REMIC Trust, 2018-C1 D720	0.000%	8/27/47	550,000	510,146	(e)(f)
GS Mortgage Securities Corp. II, 2018-SRP5 C (1 mo. USD LIBOR + 4.000%)	4.110%	9/15/31	551,436	177,785	(e)(f)
GS Mortgage Securities Corp. Trust, 2018-3PCK B (1 mo. USD LIBOR + 2.500%)	2.610%	9/15/31	575,000	565,436	(e)(f)
Hawaii Hotel Trust, 2019-MAUI F (1 mo. USD LIBOR + 2.750%)	2.860%	5/15/38	400,000	397,192	(e)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2017-FL11 E (1 mo. USD LIBOR + 4.020%)	4.130%	10/15/32	350,000	338,099	(e)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST G (1 mo. USD LIBOR + 4.250%)	4.360%	12/15/36	175,000	159,670	(e)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST H (1 mo. USD LIBOR + 6.750%)	6.860%	12/15/36	175,000	150,725	(e)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFL (1 mo. USD LIBOR + 3.000%)	3.108%	1/16/37	621,005	606,869	(e)(f)

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	11

Consolidated schedule of investments (cont’d)

December 31, 2021

Clarion Partners Real Estate Income Fund Inc.

(Percentages shown based on Fund net assets)

	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNNZ M	8.542%	1/16/37	$339,630	$316,150	(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-HTL5 F (1 mo. USD LIBOR + 4.265%)	4.375%	11/15/38	500,000	496,252	(e)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-NYMZ M (1 mo. USD LIBOR + 7.250%)	7.400%	6/15/26	500,000	500,560	(e)(f)
MBRT, 2019-MBR H1 (1 mo. USD LIBOR + 4.250%)	4.360%	11/15/36	225,000	222,187	(e)(f)
Mello Warehouse Securitization Trust, 2021-1 G (1 mo. USD LIBOR + 4.375%)	4.476%	2/25/55	390,000	390,987	(e)(f)
MRCD Mortgage Trust, 2019-PRKC A	4.250%	12/15/36	1,600,000	1,430,642	(e)(f)
NewRez Warehouse Securitization Trust, 2021-1 F (1 mo. USD LIBOR + 5.250%)	5.352%	5/25/55	325,000	324,515	(e)(f)
PMT Credit Risk Transfer Trust, 2019-3R A (1 mo. USD LIBOR + 2.700%)	2.802%	10/27/22	258,004	258,337	(e)(f)
Radnor RE Ltd., 2020-1 M2B (1 mo. USD LIBOR + 2.250%)	2.352%	1/25/30	425,000	414,427	(e)(f)
SREIT Trust, 2021-MFP A (1 mo. USD LIBOR + 0.731%)	0.831%	11/15/38	500,000	498,399	(e)(f)
Tharaldson Hotel Portfolio Trust, 2018-THL E (1 mo. USD LIBOR + 3.480%)	3.584%	11/11/34	445,544	435,595	(e)(f)
Tharaldson Hotel Portfolio Trust, 2018-THL F (1 mo. USD LIBOR + 4.252%)	4.356%	11/11/34	445,544	432,146	(e)(f)
UBS Commercial Mortgage Trust, 2018-C15 D	5.109%	12/15/51	570,000	568,983	(e)(f)
UBS Commercial Mortgage Trust, 2018- NYCH G (1 mo. USD LIBOR + 4.838%)	4.948%	2/15/32	400,000	380,253	(e)(f)
Total Collateralized Mortgage Obligations (Cost — $22,338,052)				22,588,465
Asset-Backed Securities — 0.9%
Argent Securities Inc., Asset-Backed Pass- Through Certificates, 2003-W3 M1 (1 mo. USD LIBOR + 1.125%)	1.227%	9/25/33	220,596	220,997	(f)
Cascade MH Asset Trust, 2019-MH1 M	5.985%	11/25/44	300,000	309,699	(e)(f)
Cascade MH Asset Trust, 2021-MH1 B2	5.573%	2/25/46	500,000	517,147	(e)

See Notes to Consolidated Financial Statements.

12	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

Clarion Partners Real Estate Income Fund Inc.

(Percentages shown based on Fund net assets)

	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Cascade MH Asset Trust, 2021-MH1 B3	7.595%	2/25/46	$500,000	$476,559	(e)(f)
First Franklin Mortgage Loan Trust, 2006- FF15 A5 (1 mo. USD LIBOR + 0.160%)	0.262%	11/25/36	179,647	178,062	(f)
Total Asset-Backed Securities (Cost — $1,634,800)				1,702,464
Total Publicly-Traded Real Estate Securities (Cost — $23,972,852)				24,290,929
Total Investments before Short-Term Investments (Cost — $211,700,612)				231,441,043

			Shares
Short-Term Investments — 4.0%
Dreyfus Government Cash Management, Institutional Shares	0.030%		5,388,447	5,388,447
Dreyfus Treasury Securities Cash Management, Institutional Shares	0.010%		2,154,899	2,154,899
Total Short-Term Investments (Cost — $7,543,346)				7,543,346
Total Investments — 127.7% (Cost — $219,243,958)				238,984,389
Series A Cumulative Preferred Stock, at Liquidation Value — (0.1)%				(125,000)
Other Liabilities in Excess of Other Assets — (27.6)%				(51,726,613)
Total Net Assets Applicable to Common Shareholders — 100.0%				$187,132,776

(a)	Investment is valued using significant unobservable inputs (Note 1).

(b)	Stated ownership % represents the Fund’s contractual ownership in the joint venture prior to the impact of promote structures.

(c)	Floating rate loan (1 mo. LIBOR + 6.350%, 6.500% floor).

(d)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	13

Consolidated schedule of investments (cont’d)

December 31, 2021

Clarion Partners Real Estate Income Fund Inc.

Abbreviation(s) used in this schedule:

CAS	— Connecticut Avenue Securities

LIBOR	— London Interbank Offered Rate

REMIC	— Real Estate Mortgage Investment Conduit

Re-REMIC	— Resecuritization of Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At December 31, 2021, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 5-Year Notes	8	3/22	$970,002	$967,813	$2,189

See Notes to Consolidated Financial Statements.

14	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

Consolidated statement of assets and liabilities

December 31, 2021

Assets:
Investments, at value (Cost — $219,243,958)	$238,984,389
Cash	554,459
Interest and dividends receivable	1,180,087
Receivable from affiliate (Notes 1 and 2)	1,117,322
Deferred loan financing costs	926,017
Receivable for Fund shares sold	331,150
Receivable from investment manager	19,032
Deposits with brokers for open futures contracts	18,009
Prepaid expenses	52,105
Total Assets	243,182,570

Liabilities:
Loan payable (Note 6)	52,700,000
Deferred tax liability (Notes 1 and 2)	1,117,322
Tenant security deposits	428,842
Other liabilities	246,586
Deferred origination fees	130,428
Service and/or distribution fees payable	24,082
Directors’ fees payable	3,865
Interest expense payable	2,824
Payable to broker — net variation margin on open futures contracts	563
Accrued expenses and accounts payable	1,270,282
Total Liabilities	55,924,794
Series A Cumulative Preferred Stock (125 shares authorized and issued at $1,000 per share) (Note 8)	125,000
Total Net Assets Applicable to Common Shareholders	$187,132,776

Net Assets Applicable to Common Shareholders:
Common stock par value (Note 12)	$15,489
Paid-in capital in excess of par value	163,701,355
Total distributable earnings (loss), net of income taxes	23,415,932
Total Net Assets Applicable to Common Shareholders	$187,132,776

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	15

Consolidated statement of assets and liabilities (cont’d)

December 31, 2021

Net Assets:
Class I	$145,939,797
Class D	$5,636,877
Class S	$63,154
Class T	$35,492,948

Common Shares Outstanding:
Class I	12,076,171
Class D	466,891
Class S	5,223
Class T	2,940,796

Net Asset Value Per Common Share:
Class I	$12.08
Class D	$12.07
Class S	$12.09
Class T	$12.07

Maximum Public Offering Price Per Share:
Class S (based on maximum initial sales charge of 3.50%)	$12.53
Class T (based on maximum initial sales charge of 3.00% and dealer manager fee of 0.50%)	$12.51

See Notes to Consolidated Financial Statements.

16	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

Consolidated statement of operations

For the Year Ended December 31, 2021

Investment Income:
Dividends from non-consolidated joint ventures and investments	$2,703,341
Rental income	3,420,565
Interest – private real estate	2,167,147
Interest – real estate securities	1,089,687
Other income (Notes 1 and 2)	1,117,322
Total Investment Income	10,498,062

Expenses:
Fund Operating Expenses
Investment management fee (Note 2)	1,309,042
Amortization and write-off of deferred loan costs	515,580
Interest expense (Note 6)	398,026
Audit and tax fees	275,500
Transfer agent fees (Note 10)	263,700
Service and/or distribution fees (Notes 2 and 10)	154,263
Legal fees	147,710
Commitment fees (Note 6)	46,396
Directors’ fees	32,049
Custody fees	10
Other fund operating expenses	271,369
Total Fund Operating Expenses	3,413,645

Private Real Estate Expenses
Real estate taxes and insurance	508,411
Franchise taxes	459,261
Real estate operating expenses	407,553
Amortization and write-off of deferred mortgage financing costs	316,184
Mortgage interest expense (Note 7)	225,534
Real estate investment administration fees	99,443
Other private real estate expenses	129,395
Total Private Real Estate Expenses	2,145,781
Total Expenses	5,559,426
Less: Fee waivers and/or expense reimbursements (Notes 2 and 10)	(1,585,549)
Net Expenses	3,973,877
Net Investment Income, before income taxes	6,524,185
Deferred income tax expense (Notes 1 and 2)	(1,117,322)
Net Investment Income, net of income taxes	5,406,863

Realized and Unrealized Gain on Investments and Futures Contracts (Notes 1, 3 and 5):
Net Realized Gain From:
Investment transactions	296,137
Futures contracts	21,014
Net Realized Gain	317,151

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	17

Consolidated statement of operations (cont’d)

For the Year Ended December 31, 2021

Change in Net Unrealized Appreciation (Depreciation) From:
Investments	368,922
Investments in non-consolidated joint ventures	10,324,372
Investments in real estate loans	(17,028)
Real estate investments	8,228,248
Futures contracts	4,578
Change in Net Unrealized Appreciation (Depreciation)	18,909,092
Net Gain on Investments and Futures Contracts	19,226,243
Net Increase in Net Assets From Operations	24,633,106
Distributions Paid to Series A Cumulative Preferred Stockholders From Net Investment Income (Notes 1, 2 and 8)	(14,958)
Net Increase in Net Assets Applicable to Common Shareholders From Operations	$24,618,148

See Notes to Consolidated Financial Statements.

18	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

Consolidated statements of changes in net assets

For the Years Ended December 31,	2021		2020

Operations:
Net investment income, net of income taxes	$5,406,863		$2,634,089
Net realized gain (loss)	317,151		(43,341)
Change in net unrealized appreciation (depreciation)	18,909,092		821,031
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	(14,958)		(9,466)
Increase in Net Assets Applicable to Common Shareholders From Operations	24,618,148		3,402,313

Distributions to Common Shareholders From (Notes 1 and 11):
Total distributable earnings	(2,379,066)		(2,395,000)
Return of capital	(3,093,547)		—
Decrease in Net Assets From Distributions to Common Shareholders	(5,472,613)		(2,395,000)
Fund Share Transactions (Note 12):
Net proceeds from sale of shares	112,691,031	†	31,607,199
Reinvestment of distributions	590,675		1,544,782
Cost of shares repurchased through tender offer (Note 13)	(420,981)	†	(583,712)
Redemption fees (Note 1(j))	1,249		11,187
Increase in Net Assets From Fund Share Transactions	112,861,974		32,579,456
Increase in Net Assets Applicable to Common Shareholders	132,007,509		33,586,769

Net Assets Applicable to Common Shareholders:
Beginning of year	55,125,267		21,538,498
End of year	$187,132,776		$55,125,267

†	Amounts shown include exchanges. Exclusive of the exchanges, the Fund repurchased 7,406 shares for $79,338 through tender offers.

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	19

Consolidated statement of cash flows

For the Year Ended December 31, 2021

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations*	$24,633,106
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of real estate and portfolio securities	(170,865,753)
Sales of portfolio securities	20,776,579
Net purchases, sales and maturities of short-term investments	(7,529,106)
Net amortization of premium (accretion of discount)	(141,869)
Amortization and write-off of deferred mortgage financing costs	316,184
Amortization and write-off of deferred loan costs	515,580
Increase in interest and dividends receivable	(133,033)
Increase in prepaid expenses	(16,575)
Increase in receivable from investment manager	(8,206)
Increase in deferred origination fees	13,236
Increase in Directors’ fees payable	3,060
Increase in interest expense payable	2,824
Increase in receivable from affiliate	(1,117,322)
Increase in tenant security deposits	138,919
Increase in other liabilities	246,586
Increase in accrued expenses and accounts payable	903,633
Increase in payable to broker — net variation margin on futures contracts	188
Increase in deferred tax liability	1,117,322
Increase in service and/or distribution fees payable	17,248
Net realized gain on investments	(296,137)
Change in net unrealized appreciation (depreciation) of investments	(18,904,514)
Net Cash Used in Operating Activities**	(150,328,050)

Cash Flows from Financing Activities:
Distributions paid on common stock	(4,881,938)
Distributions paid on Series A Cumulative Preferred Stock (net of distributions payable)	(14,998)
Repayment of mortgage note payable	(10,100,000)
Proceeds from loan facility borrowings	107,900,000
Repayment of loan facility borrowings	(55,200,000)
Proceeds from sale of shares (net of receivable for Fund shares sold)	112,398,481
Loan financing costs paid	(1,441,597)
Payment for shares repurchased through tender offer (net of redemption fees)	(419,732)
Mortgage note financing costs paid	(33,533)
Net Cash Provided by Financing Activities	148,206,683
Net Decrease in Cash and Restricted Cash	(2,121,367)
Cash and restricted cash at beginning of year	2,693,835
Cash and restricted cash at end of year	$572,468

*	Does not include distributions paid to Series A Cumulative Preferred Stockholders.

**Included	in operating expenses is cash of $667,008 paid for interest and commitment fees on borrowings and $849,107 paid for taxes.

See Notes to Consolidated Financial Statements.

20	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

The following table provides a reconciliation of cash and restricted cash reported within the Consolidated Statement of Assets and Liabilities that sums to the total of such amounts shown on the Consolidated Statement of Cash Flows.

December 31, 2021
Cash	$554,459
Restricted cash	18,009
Total cash and restricted cash shown in the Consolidated Statement of Cash Flows	$572,468

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. These are separately reported on the Consolidated Statement of Assets and Liabilities as Deposits with brokers.

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$ 590,675

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	21

Consolidated financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2021	2020	2019[2]

Net asset value, beginning of year	$10.18	$9.99	$10.00

Income (loss) from operations:
Net investment income, net of income taxes	0.59	0.61	0.16
Net realized and unrealized gain	1.88	0.08	0.01
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	(0.00) [3]	(0.00) [3]	—
Total income from operations	2.47	0.69	0.17

Less distributions to common shareholders from:
Net investment income	(0.24)	(0.50)	(0.18)
Net realized gains	(0.01)	—	—
Return of capital	(0.32)	—	—
Total distributions to common shareholders	(0.57)	(0.50)	(0.18)

Net asset value, end of year	$12.08	$10.18	$9.99
Total return[4]	25.04%	7.22%	1.69%

Net assets applicable to common shareholders, end of year (000s)	$145,940	$45,356	$21,386

Ratios to average net assets:
Gross expenses	6.06%[5,6]	7.79%[6]	15.08%[7]
Net expenses[8,9]	4.71 [5,6]	2.39 [6]	2.57 [7]
Net investment income, net of income taxes	5.32 [5,6]	6.18 [6]	6.17 [7]

Portfolio turnover rate	16%	8%	2%

Supplemental data:
Loan and Mortgage Note Payable, End of Year (000s)	$52,700	$10,100	—
Asset Coverage Ratio for Loan and Mortgage Note Payable[10]	455%	647%	—
Asset Coverage, per $1,000 Principal Amount of Loan and Mortgage Note Payable[10]	$4,553	$6,470	—
Weighted Average Loan and Mortgage Note Payable (000s)	$30,296	$10,100	—
Weighted Average Interest Rate on Loan and Mortgage Note Payable	2.03%	2.42%	—
Series A Cumulative Preferred Stock at Liquidation Value, End of Year (000s)	$125	$125	—
Asset Coverage Ratio for Series A Cumulative Preferred Stock[11]	454%	639%	—
Asset Coverage, per $1,000 Liquidation Value per Share of Series A Cumulative Preferred Stock[11]	$4,543	$6,391	—

See Notes to Consolidated Financial Statements.

22	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 27, 2019 (inception date) to December 31, 2019.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Ratios include the impact of other income and deferred tax expense. Refer to Notes 1 and 2.

[6]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, effective May 14, 2020, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager agreed to waive the Fund’s management fee from April 1, 2021 through April 30, 2022. The waiver cannot be terminated prior to April 30, 2022 without the Board of Directors’ consent. Prior to May 14, 2020, expenses related to borrowings or the issuance of preferred stock were included in the expense limitation arrangement.

[10]

Represents value of Fund net assets plus the loan, mortgage note payable and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan and mortgage note payable outstanding, if any, at the end of the period.

[11]

Represents value of Fund net assets plus the loan, mortgage note payable and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan, mortgage note payable and Series A Cumulative Preferred Stock outstanding, if any, at the end of the period.

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	23

Consolidated financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class D Shares[1]	2021	2020	2019[2]

Net asset value, beginning of year	$10.18	$9.99	$10.00

Income (loss) from operations:
Net investment income, net of income taxes	0.51	0.63	0.15
Net realized and unrealized gain	1.92	0.03	0.01
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	(0.00) [3]	(0.00) [3]	—
Total income from operations	2.43	0.66	0.16
Less distributions to common shareholders from:
Net investment income	(0.22)	(0.47)	(0.17)
Net realized gains	(0.01)	—	—
Return of capital	(0.31)	—	—
Total distributions to common shareholders	(0.54)	(0.47)	(0.17)

Net asset value, end of year	$12.07	$10.18	$9.99
Total return[4]	24.46%	7.04%	1.62%

Net assets applicable to common shareholders, end of year (000s)	$5,637	$74	$51

Ratios to average net assets:
Gross expenses	8.91%[5,6]	28.35%[6]	228.69%[7]
Net expenses[8,9]	5.02 [5,6]	2.55 [6]	2.80 [7]
Net investment income, net of income taxes	4.48 [5,6]	6.28 [6]	5.94 [7]

Portfolio turnover rate	16%	8%	2%

Supplemental data:
Loan and Mortgage Note Payable, End of Year (000s)	$52,700	$10,100	—
Asset Coverage Ratio for Loan and Mortgage Note Payable[10]	455%	647%	—
Asset Coverage, per $1,000 Principal Amount of Loan and Mortgage Note Payable[10]	$4,553	$6,470	—
Weighted Average Loan and Mortgage Note Payable (000s)	$30,296	$10,100	—
Weighted Average Interest Rate on Loan and Mortgage Note Payable	2.03%	2.42%	—
Series A Cumulative Preferred Stock at Liquidation Value, End of Year (000s)	$125	$125	—
Asset Coverage Ratio for Series A Cumulative Preferred Stock[11]	454%	639%	—
Asset Coverage, per $1,000 Liquidation Value per Share of Series A Cumulative Preferred Stock[11]	$4,543	$6,391	—

See Notes to Consolidated Financial Statements.

24	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 27, 2019 (inception date) to December 31, 2019.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Ratios include the impact of other income and deferred tax expense. Refer to Notes 1 and 2.

[6]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, effective May 14, 2020, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class D shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager agreed to waive the Fund’s management fee from April 1, 2021 through April 30, 2022. The waiver cannot be terminated prior to April 30, 2022 without the Board of Directors’ consent. Prior to May 14, 2020, expenses related to borrowings or the issuance of preferred stock were included in the expense limitation arrangement.

[10]

Represents value of Fund net assets plus the loan, mortgage note payable and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan and mortgage note payable outstanding, if any, at the end of the period.

[11]

Represents value of Fund net assets plus the loan, mortgage note payable and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan, mortgage note payable and Series A Cumulative Preferred Stock outstanding, if any, at the end of the period.

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	25

Consolidated financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class S Shares[1]	2021	2020	2019[2]

Net asset value, beginning of year	$10.19	$9.99	$10.00

Income (loss) from operations:
Net investment income, net of income taxes	0.51	0.54	0.14
Net realized and unrealized gain	1.86	0.07	0.01
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	(0.00) [3]	(0.00) [3]	—
Total income from operations	2.37	0.61	0.15

Less distributions to common shareholders from:
Net investment income	(0.20)	(0.41)	(0.16)
Net realized gains	(0.01)	—	—
Return of capital	(0.26)	—	—
Total distributions to common shareholders	(0.47)	(0.41)	(0.16)

Net asset value, end of year	$12.09	$10.19	$9.99
Total return[4]	23.86%	6.36%	1.47%

Net assets applicable to common shareholders, end of year (000s)	$63	$53	$51

Ratios to average net assets:
Gross expenses	51.72%[5,6]	57.33%[6]	260.63%[7]
Net expenses[8,9]	5.53 [5,6]	3.21 [6]	3.39 [7]
Net investment income, net of income taxes	4.66 [5,6]	5.46 [6]	5.34 [7]

Portfolio turnover rate	16%	8%	2%

Supplemental data:
Loan and Mortgage Note Payable, End of Year (000s)	$52,700	$10,100	—
Asset Coverage Ratio for Loan and Mortgage Note Payable[10]	455%	647%	—
Asset Coverage, per $1,000 Principal Amount of Loan and Mortgage Note Payable[10]	$4,553	$6,470	—
Weighted Average Loan and Mortgage Note Payable (000s)	$30,296	$10,100	—
Weighted Average Interest Rate on Loan and Mortgage Note Payable	2.03%	2.42%	—
Series A Cumulative Preferred Stock at Liquidation Value, End of Year (000s)	$125	$125	—
Asset Coverage Ratio for Series A Cumulative Preferred Stock[11]	454%	639%	—
Asset Coverage, per $1,000 Liquidation Value per Share of Series A Cumulative Preferred Stock[11]	$4,543	$6,391	—

See Notes to Consolidated Financial Statements.

26	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 27, 2019 (inception date) to December 31, 2019.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Ratios include the impact of other income and deferred tax expense. Refer to Notes 1 and 2.

[6]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, effective May 14, 2020, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class S shares did not exceed 2.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager agreed to waive the Fund’s management fee from April 1, 2021 through April 30, 2022. The waiver cannot be terminated prior to April 30, 2022 without the Board of Directors’ consent. Prior to May 14, 2020, expenses related to borrowings or the issuance of preferred stock were included in the expense limitation arrangement.

[10]

Represents value of Fund net assets plus the loan, mortgage note payable and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan and mortgage note payable outstanding, if any, at the end of the period.

[11]

Represents value of Fund net assets plus the loan, mortgage note payable and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan, mortgage note payable and Series A Cumulative Preferred Stock outstanding, if any, at the end of the period.

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	27

Consolidated financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class T Shares[1]	2021	2020	2019[2]

Net asset value, beginning of year	$10.18	$9.99	$10.00

Income (loss) from operations:
Net investment income, net of income taxes	0.49	0.49	0.14
Net realized and unrealized gain	1.88	0.14	0.01
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	(0.00) [3]	(0.00) [3]	—
Total income from operations	2.37	0.63	0.15

Less distributions to common shareholders from:
Net investment income	(0.20)	(0.44)	(0.16)
Net realized gains	(0.01)	—	—
Return of capital	(0.27)	—	—
Total distributions to common shareholders	(0.48)	(0.44)	(0.16)

Net asset value, end of year	$12.07	$10.18	$9.99
Total return[4]	23.97%	6.41%	1.47%

Net assets applicable to common shareholders, end of year (000s)	$35,493	$9,642	$51

Ratios to average net assets:
Gross expenses	7.52%[5,6]	10.72%[6]	260.63%[7]
Net expenses[8,9]	5.56 [5,6]	3.43 [6]	3.39 [7]
Net investment income, net of income taxes	4.45 [5,6]	4.99 [6]	5.34 [7]

Portfolio turnover rate	16%	8%	2%

Supplemental data:
Loan and Mortgage Note Payable, End of Year (000s)	$52,700	$10,100	—
Asset Coverage Ratio for Loan and Mortgage Note Payable[10]	455%	647%	—
Asset Coverage, per $1,000 Principal Amount of Loan and Mortgage Note Payable[10]	$4,553	$6,470	—
Weighted Average Loan and Mortgage Note Payable (000s)	$30,296	$10,100	—
Weighted Average Interest Rate on Loan and Mortgage Note Payable	2.03%	2.42%	—
Series A Cumulative Preferred Stock at Liquidation Value, End of Year (000s)	$125	$125	—
Asset Coverage Ratio for Series A Cumulative Preferred Stock[11]	454%	639%	—
Asset Coverage, per $1,000 Liquidation Value per Share of Series A Cumulative Preferred Stock[11]	$4,543	$6,391	—

See Notes to Consolidated Financial Statements.

28	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 27, 2019 (inception date) to December 31, 2019.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of sales charges and dealer manager fees, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Ratios include the impact of other income and deferred tax expense. Refer to Notes 1 and 2.

[6]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, effective May 14, 2020, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class T shares did not exceed 2.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager agreed to waive the Fund’s management fee from April 1, 2021 through April 30, 2022. The waiver cannot be terminated prior to April 30, 2022 without the Board of Directors’ consent. Prior to May 14, 2020, expenses related to borrowings or the issuance of preferred stock were included in the expense limitation arrangement.

[10]

Represents value of Fund net assets plus the loan, mortgage note payable and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan and mortgage note payable outstanding, if any, at the end of the period.

[11]

Represents value of Fund net assets plus the loan, mortgage note payable and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan, mortgage note payable and Series A Cumulative Preferred Stock outstanding, if any, at the end of the period.

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	29

Notes to consolidated financial statements

1. Organization and significant accounting policies

Clarion Partners Real Estate Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its shares. The Fund is a Maryland corporation and has elected to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Board of Directors authorized 400 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide current income and long-term capital appreciation.

The Fund seeks to achieve its objective by investing primarily in a portfolio of private commercial real estate and publicly traded real estate securities.

Generally, all investments made by the Fund in private commercial real estate, including real property and investments in real estate loans, will be made through individual special purpose vehicles (“SPV”). Unless otherwise noted, each SPV is wholly-owned by the Fund and these financial statements are consolidated financial statements of the Fund and each SPV. All intercompany transactions have been eliminated in consolidation. Investments which are joint ventures, where no party has control, are not consolidated and are carried at fair value as disclosed below.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The Fund calculates its net asset value by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received). The Fund’s assets and liabilities are valued in accordance with GAAP using the principles set forth below.

Private commercial real estate

The fair values of investments in real estate loans are generally determined by discounting the future contractual cash flows to the present value using a current market interest rate. The market rate is determined by considering one or more of the following criteria as appropriate: (i) interest rates for loans of comparable quality and maturity, (ii) the value of the underlying collateral and (iii) the prevailing state of the debt markets. The valuations of investments in real estate loans are prepared by independent external appraisers on a monthly basis. The significant unobservable inputs used in the fair value measurement of the Fund’s investment in real estate loans are the selection of certain credit spreads and the loan to value ratios.

The fair values of real estate investments are generally determined by considering the income, cost and sales comparison approaches of estimating property value. The income approach estimates an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value at a risk adjusted rate. Yield

30	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

rates and growth assumptions utilized in this approach are derived from market transactions as well as other financial and industry data. The cost approach estimates the replacement cost of the building less physical depreciation plus the land value. Generally, this approach provides a check on the value derived using the income approach. The sales comparison approach compares recent transactions to the appraised property. Adjustments are made for dissimilarities that typically provide a range of value. The discount rate and the exit capitalization rate are significant inputs to these valuations. These rates are based on the location, type and nature of each property, and current and anticipated market conditions.

Many factors are also considered in the determination of fair value including, but not limited to, the operating cash flows and financial performance of the properties, property types and geographic locations, the physical condition of the asset, prevailing market capitalization rates, prevailing market discount rates, general economic conditions, economic conditions specific to the market in which the assets are located, and any specific rights or terms associated with the investment. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the values that would be determined by negotiations held between parties in a sale transaction.

The valuations of real estate investments are prepared by independent external appraisers. Limited scope, restricted appraisals are performed on a monthly basis and typically include a limited comparable sales analysis and a full discounted cash flow income approach. Annually, a full-scope, detailed appraisal report is completed and typically includes a market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis and direct capitalization method. The full-scope report is prepared by an additional third-party appraisal firm. Since appraisals consider the estimated effect of physical depreciation, historical cost depreciation and amortization on real estate related assets have been excluded from net investment income. Development costs and major renovations are capitalized as a component of cost, while routine maintenance and repairs are expensed as incurred.

Investments in non-consolidated joint ventures are stated at fair value. The Fund’s ownership interests are valued based on the Fund’s ownership interest in the underlying entities and the fair value of the underlying real estate, using the same techniques as described within this Note. Any other factors, such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions, and capital call obligations are also considered. Upon the disposition of all investments in joint ventures by an investee entity, the Fund will continue to state its equity in the remaining net assets of the investee entity during the wind down period, if any, that occurs prior to the dissolution of the investee entity.

Real estate securities and other investments

The valuations for fixed income securities (which may include, but are not limited to, corporate bonds, mortgage-backed and asset-back securities, and collateralized mortgage obligations) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	31

Notes to consolidated financial statements (cont’d)

prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Valuation oversight

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next

32	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Real Estate Investments	—	—	$118,000,000	$118,000,000
Investments in Non-Consolidated Joint Ventures	—	—	57,421,600	57,421,600
Investments in Real Estate Loans	—	—	31,728,514	31,728,514
Collateralized Mortgage Obligations	—	$22,588,465	—	22,588,465
Asset-Backed Securities	—	1,702,464	—	1,702,464
Total Long-Term Investments	—	24,290,929	207,150,114	231,441,043
Short-Term Investments†	$7,543,346	—	—	7,543,346
Total Investments	$7,543,346	$24,290,929	$207,150,114	$238,984,389
Other Financial Instruments:
Futures Contracts††	$2,189	—	—	$2,189
Total	$7,545,535	$24,290,929	$207,150,114	$238,986,578

†	See Consolidated Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	33

Notes to consolidated financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments	Balance as of December 31, 2020	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Real Estate Investments	$21,500,000	—	—	$8,228,248	$88,271,752
Investments in Non- Consolidated Joint Ventures	—	—	—	10,324,372	47,097,228
Investments in Real Estate Loans	17,745,542	—	—	(17,028)	14,000,000
Collateralized Mortgage Obligations	938,184	—	—	35,204	—
Total	$40,183,726	—	—	$18,570,796	$149,368,980

Investments (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3[2]	Balance as of December 31, 2021	Net change in unrealized appreciation (depreciation) for investments still held at December 31, 2021[1]
Real Estate Investments	—	—	—	$118,000,000	$8,228,248
Investments in Non- Consolidated Joint Ventures	—	—	—	57,421,600	10,324,372
Investments in Real Estate Loans	—	—	—	31,728,514	(17,028)
Collateralized Mortgage Obligations	—	—	$(973,388)	—	—
Total	—	—	$(973,388)	$207,150,114	$18,535,592

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Consolidated Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain material Level 3 investments. The table does not include Level 3 investments with values derived utilizing

34	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 12/31/21 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Value/Range	Impact to Valuation from an Increase in Input*
Real Estate Investments:
Industrial	$35,000	Discounted cash flow	Discount rate	5.75% to 6.00%	Decrease
			Exit capitalization rate	4.75% to 5.25%	Decrease
Life Science	$19,100	Discounted cash flow	Discount rate	5.75%	Decrease
			Exit capitalization rate	4.75%	Decrease
Mixed-Use	$38,900	Discounted cash flow	Discount rate	6.25%	Decrease
			Exit capitalization rate	5.50%	Decrease
Multifamily	$25,000	Discounted cash flow	Discount rate	6.00%	Decrease
			Exit capitalization rate	4.50%	Decrease
Investments in Non-Consolidated Joint Ventures:
Industrial	$24,149	Discounted cash flow	Discount rate	5.50%	Decrease
			Exit capitalization rate	4.50%	Decrease
Multifamily	$33,273	Discounted cash flow	Discount rate	6.25%	Decrease
			Exit capitalization rate	5.00%	Decrease
Investments in Real Estate Loans:
Mixed-Use	$17,729	Yield Method	Credit spread	8.09%	Decrease
			Loan to value ratio	79.10%	Decrease
Office	$14,000	Yield Method	Loan to value ratio	88.10%	Decrease

*

This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Private commercial real estate. The Fund’s investments in private commercial real estate (“CRE”) may include whole or partial interests in real properties, mortgage debt and mezzanine debt. The investments typically depend on the generation of cash flows, such as mortgage interest and rental and lease payments. Changes in broad market and economic conditions such as prevailing interest rates, as well as property specific delinquencies, fluctuations in underlying property values, and lease defaults may all impact the valuation of these investments.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	35

Notes to consolidated financial statements (cont’d)

contract value are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Consolidated Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Consolidated Statement of Cash Flows.

(e) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse.

36	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

As of December 31, 2021, the Fund did not have any open OTC derivative transactions.

(h) Security transactions and investment income. Investment transactions are accounted for on a trade date basis or the date the Fund obtains a right to the investment or to collect the proceeds from sale or incurs an obligation to the price of the investment purchased. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Rental income, including tenant reimbursements and recovery charges, earned from real estate investments is recognized on an accrual basis in accordance with the terms of the underlying lease agreement. Origination fees received in connection with CRE investments are deferred and recognized as income over the life of each respective investment. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	37

Notes to consolidated financial statements (cont’d)

Future minimum rents expected to be received from tenants under noncancellable leases as of December 31, 2021 are as follows:

2022	$7,232,352
2023	7,205,534
2024	7,294,532
2025	7,295,474
2026	7,392,746
Thereafter	29,869,293
Total	$66,289,931

(i) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. For tax purposes, a distribution that for purposes of GAAP is composed of return of capital and net investment income may be subsequently re-characterized to also include capital gains. Shareholders will be informed of the tax characteristics of the distributions after the close of the 2021 fiscal year.

Distributions to holders of Series A Cumulative Preferred Stock are accrued daily and paid semi-annually and are determined as described in Note 8. For tax purposes, the payments made to the holders of the Fund’s Series A Cumulative Preferred Stock are treated as dividends or distributions.

(j) Redemption fees. Common stock shares redeemed prior to 12 months from the date of issue are subject to a 2% redemption fee. The redemption fee is accounted for as an addition to paid-in capital.

(k) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. The Fund has elected to be taxed as a REIT. The Fund’s qualification and taxation as a REIT depend upon the Fund’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the U.S. federal tax laws. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of the Fund’s shares, and the percentage of the Fund’s taxable income that the Fund distributes. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. If the Fund qualifies as a REIT, the Fund generally will be allowed to deduct dividends paid to shareholders and, as a result, the Fund generally will not be subject to U.S. federal income tax on that portion of the Fund’s ordinary income and net capital gain that the Fund annually distributes to shareholders, as long as the Fund meets the minimum distribution requirements under the

38	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

Code. The Fund intends to make distributions to shareholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements.

Due to concentration of ownership in the Fund’s shares, the Fund may be deemed a captive real estate investment trust (“Captive REIT”) in certain states. As a result, the Fund may be subject to income tax in such states on the gains realized from the disposition of real estate investments if the Fund were deemed a Captive REIT at the time of disposition. As of December 31, 2021, the Fund accrued a state deferred tax liability of $1,117,322, which could be recognized at the time of disposition of the Fund’s real estate investments if the Fund were deemed a Captive REIT at such time. See Note 2 for additional information.

Management has concluded that the Fund is subject to state income and franchise taxes in certain states as a result of its current shareholder base. The Fund has accrued $459,261 for these taxes for the year ended December 31, 2021.

Except as noted above, management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2021, no additional provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Clarion Partners, LLC (“Clarion Partners”) is the Fund’s investment subadviser. Clarion Partners is a registered investment adviser and is responsible for the day-to-day portfolio management of the Fund subject to the supervision of the Fund’s Board of Directors and LMPFA. For its services, the Fund pays LMPFA a management fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily net assets. LMPFA has agreed to waive its management fee from April 1, 2021 through April 30, 2022. The management fee waiver cannot be terminated prior to April 30, 2022 without the Board of Director’s consent and is not subject to the recapture provision discussed below. Clarion Partners receives an annual subadvisory fee, payable monthly, from LMPFA in an amount equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. No subadvisory fee is paid by the Fund directly to Clarion Partners.

Western Asset Management Company, LLC (“Western Asset”) is the Fund’s securities subadviser. Western Asset, an affiliate of LMPFA and Clarion Partners, is a registered investment adviser and has day-to-day responsibility for managing the portion of the Fund’s securities investments allocated to it by Clarion Partners, including publicly traded real estate securities and investments in cash, cash equivalents and other short-term investments to facilitate liquidity for the quarterly repurchases of common stock. LMPFA, and not the Fund, pays Western Asset a fee based on the assets of the Fund allocated to Western Asset by Clarion Partners.

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	39

Notes to consolidated financial statements (cont’d)

LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”) and Clarion Partners is an indirect, majority-owned subsidiary of Franklin Resources.

LMPFA has agreed to waive fees and/or reimburse the expenses (including organizational and offering expenses, but excluding property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses) to the extent necessary to ensure that the total annual fund operating expenses attributable to Class I shares, Class D shares, Class S shares and Class T shares did not exceed 1.75%, 2.00%, 2.60% and 2.60%, respectively, of the average net assets of that class per year. These arrangements cannot be terminated prior to December 31, 2023 without the consent of the Board of Directors of the Fund.

During the year ended December 31, 2021, fees waived and/or expenses reimbursed amounted to $1,585,549.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2021, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class I	Class D	Class S	Class T
Expires December 31, 2022	$635,013	$28,953	$32,953	$32,953
Expires December 31, 2023	1,609,867	23,299	27,005	272,455
Expires December 31, 2024	240,843	42,458	25,757	157,662
Total fee waivers/expense reimbursements subject to recapture	$2,485,723	$94,710	$85,715	$463,070

For the year ended December 31, 2021, LMPFA did not recapture any fees.

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s principal underwriter and distributor of the common stock pursuant to a distribution agreement with the Fund. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 3.50% for Class S shares and a maximum initial sales charge of 3.00% and a dealer manager fee of 0.50% for Class T shares. Certain participating broker-dealers may offer Class T shares subject to a dealer manager fee of up to 1.50%, provided that the sum of the sales load and dealer manager fee will not exceed 3.50% of the total purchase price. These purchases do not incur an initial sales charge.

40	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

For the year ended December 31, 2021, Franklin Distributors did not retain any sales charges.

All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.

As of December 31, 2021, Franklin Resources and its affiliates owned 73% of the Fund.

Franklin Resources and the Fund have entered an indemnification agreement (the “Agreement”) whereby Franklin Resources agrees to be solely responsible for and fully indemnify the Fund against any tax liability or obligation, which may arise at the disposition of any real estate investment, due to the Fund’s Captive REIT status and Franklin Resources’ ownership in the Fund. Such liability would be triggered only in certain states and only to the extent the Fund was considered a Captive REIT at the time of sale. The Fund is also subject to other state income and franchise taxes as a result of its current shareholder base; these taxes are not covered by, or indemnified against, under the Agreement. The Agreement is applicable to any period in which the Fund is considered a Captive REIT due to Franklin Resources’ ownership in the Fund. The indemnification of any applicable deferred tax liability that has been recorded by the Fund is reflected as a receivable from an affiliate on the Consolidated Statement of Assets and Liabilities and in other income on the Consolidated Statement of Operations.

3. Investments

During the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$158,426,668	$12,439,085
Sales	11,496,058	9,280,521

At December 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$214,145,687	$25,713,855	$(875,153)	$24,838,702
Futures contracts	—	2,189	—	2,189

4. Investments in non-consolidated joint ventures

In accordance with requirements under Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated subsidiaries as significant subsidiaries under the rules and,

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	41

Notes to consolidated financial statements (cont’d)

accordingly, below is summary financial information for the Fund’s investments in non-consolidated joint ventures as of December 31, 2021. The Fund states its ownership interests in non-consolidated joint ventures at fair value.

	456 Sullivan Avenue, South Windsor, CT	Mosaic at Largo Station, Largo, MD	Total

Balance sheets:
Assets:
Real estate (total cost - $117,296,683)	$55,700,000	$74,300,000	$130,000,000
Cash	771,609	966,815	1,738,424
Derivatives	52,432	428,582	481,014
Other current assets	13,805	835,045	848,850
Other non-current assets	554,049	426,046	980,095
Total assets	57,091,895	76,956,488	134,048,383

Liabilities and equity:
Mortgage notes payable	31,200,000	38,400,000	69,600,000
Accrued expenses and accounts payable	191,128	432,550	623,678
Tenant security deposits	—	125,839	125,839
Other liabilities	280,849	224,551	505,400
Total liabilities	31,671,977	39,182,940	70,854,917
Equity	25,419,918	37,773,548	63,193,466
Total liabilities and equity	$57,091,895	$76,956,488	$134,048,383
Income statements:
Revenue	$2,904,078	$3,194,751	$6,098,829
Expenses	1,294,919	1,921,184	3,216,103
Unrealized gain - real estate	5,053,767	7,649,550	12,703,317
Unrealized gain - derivatives	44,039	257,582	301,621
Net income	$6,706,965	$9,180,699	$15,887,664

5. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at December 31, 2021.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$2,189

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

42	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended December 31, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$21,014

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$4,578

During the year ended December 31, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$988,096

6. Loan

Effective November 30, 2021, the Fund has a revolving credit agreement with Bank of America, N.A. (“Credit Agreement”) that allows the Fund to borrow up to an aggregate amount of $75,000,000, with increases up to $150,000,000 with subsequent credit approval, all subject to availability under the borrowing base and restrictions imposed on borrowings under the 1940 Act. The initial maturity date of the Credit Agreement is November 30, 2023. Financing costs incurred by the Fund in connection with the Credit Agreement were $975,225. These financing costs are recorded as a deferred charge and amortized through the maturity date of the Credit Agreement. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%, except that the commitment fee is 0.20% if the aggregate outstanding balance of the loan is equal to or greater than 50% of the current commitment. The interest on the loan is calculated at a variable rate based on the Bloomberg Short-Term Bank Yield Index (BSBY) rate, plus any applicable margin. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the Credit Agreement for the period ended December 31, 2021 was $90,009. For the period ended December 31, 2021, the Fund incurred commitment fees of $3,964. For the period ended December 31, 2021, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $52,700,000 and the weighted average interest rate was 1.92%. At December 31, 2021, the Fund had $52,700,000 of borrowings outstanding.

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	43

Notes to consolidated financial statements (cont’d)

Prior to November 30, 2021, the Fund had a revolving credit agreement with Wells Fargo Bank, National Association (“Prior Credit Agreement”) that allowed the Fund to borrow up to an aggregate amount of $50,000,000, subject to availability under the borrowing base, equal to 90% of the undrawn amount under an equity commitment agreement pursuant to which Franklin Resources had committed to invest up to $125 million of seed capital in Class I Shares of the Fund. The Prior Credit Agreement had a scheduled maturity date of April 22, 2022. Financing costs incurred by the Fund in connection with the Prior Credit Agreement were $469,425. These financing costs were recorded as a deferred charge and were amortized until the Fund terminated the agreement effective November 30, 2021. Remaining unamortized financing costs were written off. The Fund paid a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.30%. The interest on the loan was calculated at a variable rate based on LIBOR, plus any applicable margin. The credit facility was secured by a pledge of the Fund’s right, title, and interest in and to the undrawn capital commitments of Franklin Resources under the equity commitment agreement. The Fund’s Prior Credit Agreement contained customary covenants that, among other things, may have limited the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. Interest expense related to the Prior Credit Agreement for the period ended November 30, 2021 was $308,017. For the period ended November 30, 2021, the Fund incurred commitment fees of $42,432. For the period ended November 30, 2021, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $27,063,964 and the weighted average interest rate was 1.85%.

7. Mortgage note payable

From May 12, 2020 to November 30, 2021, through a wholly-owned SPV, the Fund had a $10,100,000 mortgage note payable (the “Mortgage”) from Wells Fargo Bank, National Association, that had a scheduled maturity date of May 11, 2025. The Mortgage was collateralized by the property at 100 Friars Boulevard, West Deptford, N.J. Financing costs incurred by the Fund in connection with the Mortgage were $358,351. These financing costs were recorded as a deferred charge and amortized over the life of the Mortgage. The Mortgage was terminated on November 30, 2021 and the remaining unamortized financing costs were written off. The Mortgage provided for interest only monthly payments, calculated at a variable rate based on the one-month LIBOR, plus any applicable margin. Interest expense related to the Mortgage for the period ended November 30, 2021 was $225,534. For the period ended November 30, 2021, the average daily mortgage balance was $10,100,000 and the weighted average interest rate was 2.41%.

8. Series A cumulative preferred stock

On January 7, 2020, the Fund issued 125 shares of Series A Cumulative Preferred Stock (the “Preferred Stock”).

At December 31, 2021, the Fund had 125 shares of Preferred Stock outstanding with a liquidation preference of $1,000 per share plus an amount equal to accrued but unpaid dividends (the “Liquidation Preference”). The Preferred Stock dividends are cumulative at a rate of 12.0% per annum and are redeemable under certain conditions by the Fund.

44	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

9. Distributions to common shareholders subsequent to December 31, 2021

The following distributions to common shareholders have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Class I Amount	Class D Amount	Class S Amount	Class T Amount
1/28/2022	1/31/2022	$0.052345	$0.049907	$0.043316	$0.043725

10. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Distribution and Service Plan and under that plan the Fund pays service and/or distribution fees with respect to its Class D, Class S and Class T shares calculated at the annual rate of 0.25%, 0.85% and 0.85% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$75,049
Class D	$4,019	41,832
Class S	484	25,598
Class T	149,760	121,221
Total	$154,263	$263,700

For the year ended December 31, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	$1,151,793
Class D	62,409
Class S	26,301
Class T	345,046
Total	$1,585,549

11. Distributions to shareholders by class

	Year Ended December 31, 2021	Year Ended December 31, 2020
Net Investment Income:
Class I	$1,901,630	$2,164,629
Class D	38,645	5,102
Class S	1,032	2,129
Class T	344,263	223,140
Total	$2,285,570	$2,395,000

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	45

Notes to consolidated financial statements (cont’d)

	Year Ended December 31, 2021	Year Ended December 31, 2020
Net Realized Gains:
Class I	$77,790	—
Class D	1,581	—
Class S	42	—
Class T	14,083	—
Total	$93,496	—

Return of Capital:
Class I	$2,573,880	—
Class D	52,306	—
Class S	1,396	—
Class T	465,965	—
Total	$3,093,547	—

12. Capital shares

At December 31, 2021, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2021				Year Ended December 31, 2020
	Shares		Amount		Shares	Amount
Class I
Shares issued	7,612,152	†	$85,153,343	†	2,204,175	$22,178,341
Shares issued on reinvestment	10,050		112,150		145,782	1,419,297
Shares repurchased through tender offer	—		—		(37,533)	(362,956)
Redemption fees	—		1,038		—	10,649
Net increase	7,622,202		$85,266,531		2,312,424	$23,245,331

Class D
Shares issued	454,505		$5,138,867		22,550	$227,285
Shares issued on reinvestment	5,113		59,260		222	2,158
Shares repurchased through tender offer	—		—		(20,585)	(199,053)
Redemption fees	—		18		—	13
Net increase	459,618		$5,198,145		2,187	$30,403

Class S
Shares issued	—		—		—	—
Shares issued on reinvestment	—		—		144	$1,408
Shares repurchased through tender offer	—		—		—	—
Redemption fees	—		$1		—	13
Net increase	—		$1		144	$1,421

46	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

	Year Ended December 31, 2021				Year Ended December 31, 2020
	Shares		Amount		Shares	Amount
Class T
Shares issued	1,991,756		$22,398,821		932,299	$9,201,573
Shares issued on reinvestment	37,506		419,265		12,320	121,919
Shares repurchased through tender offer	(35,967)	†	(420,981)	†	(2,197)	(21,703)
Redemption fees	—		192		—	512
Net increase	1,993,295		$22,397,297		942,422	$9,302,301

†	Amounts shown include exchanges. Exclusive of the exchanges, the Fund repurchased 7,406 Class T shares for $79,338.

13. Tender offer

On the announcement dates below, including those subsequent to the end of the reporting period, the Fund’s Board of Directors approved a tender offer for up to 5.0% of the Fund’s aggregate NAV, subject to the right to purchase additional shares representing up to 2.0% of the Fund’s NAV without amending or extending the offer. The tender offers were conducted at a price equal to the Fund’s NAV per share of common stock as of the close of the trading session on the New York Stock Exchange on the day each tender offer expired. Shares that were tendered but not accepted for payment, if applicable, and shares that were not tendered, remained outstanding.

Announcement Date	Commencement Date	Expiration Date		Share Class	Total Shares Tendered	Total Shares Accepted	Purchase Price
2/11/2022	3/16/2022	4/14/2022	*	N/A	N/A	N/A	N/A
11/11/2021	12/13/2021	1/13/2022		Class T	5,933	5,933	$12.09
7/30/2021	9/15/2021	10/14/2021		Class T	973	973	$11.94
5/13/2021	6/15/2021	7/15/2021		Class T	2,370	2,370	$10.83
2/12/2021	3/17/2021	4/15/2021		Class T	3,251	3,251	$10.39
11/11/2020	12/14/2020	1/14/2021		Class T	812	812	$10.20
8/14/2020	9/16/2020	10/15/2020		Class T	2,197	2,197	$9.88
5/14/2020	6/16/2020	7/16/2020		Class I	63	63	$9.78
2/14/2020	3/18/2020	4/16/2020		Class I	37,470	37,470	$9.67
				Class D	20,585	20,585	$9.67

*	Date shown represents expected expiration date. Shares tendered, if any, will be determined upon expiration.

14. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2021	2020
Distributions paid from:
Ordinary income:
Common shareholders	$2,285,570	$2,395,000
Series A Cumulative Preferred Stockholders	14,702	9,466
Total ordinary income distribution	$2,300,272	$2,404,466

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	47

Notes to consolidated financial statements (cont’d)

	2021	2020
Long-term capital gains:
Common shareholders	$93,496	—
Series A Cumulative Preferred Stockholders	256	—
Total long-term capital gain distributions	$93,752	—
Return of capital:
Common shareholders	$3,093,547	—
Total distributions paid	$5,487,571	$2,404,466

As of December 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Other book/tax temporary differences(a)	$(1,424,959)
Unrealized appreciation (depreciation)(b)	24,840,891
Total distributable earnings (loss) — net	$23,415,932

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax depreciation on real estate investments and book/tax difference in the treatment of partnership investments.

15. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

16. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the

48	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report	49

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Clarion Partners Real Estate Income Fund Inc.

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Clarion Partners Real Estate Income Fund Inc. and its subsidiaries (the “Fund”) as of December 31, 2021, and the related consolidated statements of operations and cash flows for the year ended December 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the consolidated financial highlights for each of the two years in the period ended December 31, 2021 and for the period September 27, 2019 (inception date) through December 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations and its cash flows for the year ended December 31, 2021, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the two years in the period ended December 31, 2021 and for the period September 27, 2019 (inception date) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, brokers, and borrowers of the real estate loans and other auditing procedures for real estate held as of December 31, 2021. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 24, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

50	Clarion Partners Real Estate Income Fund Inc. 2021 Annual Report

Funds from operations, adjusted funds from operations and funds available for distribution (unaudited)

CPREIF believes funds from operations (“FFO”) is a meaningful supplemental non-GAAP operating metric. FFO is a standard REIT industry metric defined by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO as presented below is calculated as a net increase in net assets resulting from operations (computed in accordance with accounting principles generally accepted in the U.S. (“GAAP”)), excluding (i) gain or losses from sales of investments and (ii) the change in net unrealized appreciation (depreciation) of investments.

CPREIF also believes that adjusted FFO (“AFFO”) is a meaningful non-GAAP supplemental disclosure of its operating results. AFFO further adjusts FFO in order for CPREIF’s operating results to reflect the specific characteristics of its business by adjusting for items it believes are not related to its core operations. The Fund’s adjustments to FFO to arrive at AFFO include removing the impact of (i) amortization premium (accretion of discount) on real estate securities, (ii) amortization of deferred origination fees and (iii) amortization of deferred loan and mortgage financing costs.

Furthermore, CPREIF believes that funds available for distribution (“FAD”) is an additional meaningful non-GAAP supplemental disclosure that provides useful information for considering Fund operating results and certain other items relative to the amount of Fund distributions by removing the impact of certain non-cash items from Fund operating results. FAD is calculated as AFFO excluding (i) recurring tenant improvements, leasing commissions and other capital expenditures and adjusted for (ii) undistributed/(overdistributed) income attributable to non-consolidated joint ventures. FAD is not indicative of cash available to fund CPREIF’s cash needs and does not represent cash flows from operating activities in accordance with GAAP, as it excludes adjustments for working capital items.

FFO, AFFO and FAD should not be considered more relevant or accurate than the GAAP methodology in evaluating CPREIF’s operating performance. In addition, FFO, AFFO and FAD should not be considered alternatives to net income (loss) as indications of the Fund’s performance or as alternatives to cash flows from operating activities as indications of liquidity, but rather should be reviewed in conjunction with these and other GAAP measurements. Further, FFO, AFFO and FAD are not intended to be used as liquidity measures indicative of cash flow available to fund CPREIF’s cash needs, including its ability to make distributions to stockholders.

Clarion Partners Real Estate Income Fund Inc.	51

Funds from operations, adjusted funds from operations and funds available for distribution (unaudited) (cont’d)

For the period of January 1, 2021 to December 31, 2021:

Net increase in net assets applicable to common shareholders resulting from operations	$24,618,148

Adjustments to arrive at FFO:
Net realized gain on investments	(317,151)
Change in net unrealized appreciation (depreciation) of investments	(18,909,092)

FFO attributable to common shareholders	5,391,905

Adjustments to arrive at AFFO:
Amortization of premium (accretion of discount) on real estate securities	(141,654)
Amortization of deferred origination fees	(27,270)
Amortization and write-off of deferred loan and mortgage financing costs	831,764
Amount attributable to non-consolidated joint ventures for above adjustments	159,150
AFFO attributable to common shareholders	6,213,895

Adjustments to arrive at FAD:
Recurring tenant improvements, leasing commissions and other capital expenditures	(43,100)
Undistributed/(overdistributed) income attributable to non-consolidated joint ventures	4,012
Amount attributable to non-consolidated joint ventures for above adjustments	—

FAD attributable to common shareholders	$6,174,807

52	Clarion Partners Real Estate Income Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Clarion Partners Real Estate Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†

Robert D. Agdern

Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC)
Number of portfolios in fund complex overseen by Director (including the Fund)	20
Other board memberships held by Director during the past five years	None

Carol L. Colman

Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	20
Other board memberships held by Director during the past five years	None

Clarion Partners Real Estate Income Fund Inc.	53

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)

Daniel P. Cronin

Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	20
Other board memberships held by Director during the past five years	None

Paolo M. Cucchi

Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, and Pricing and Valuation Committees, and Chair of Compensation Committee
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	20
Other board memberships held by Director during the past five years	None

William R. Hutchinson

Year of birth	1942
Position(s) held with Fund[1]	Lead Independent Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	President, W.R. Hutchinson & Associates Inc. (consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	20
Other board memberships held by Director during the past five years	Director (1994 to 2021) and Non-Executive Chairman of the Board (December 2009 to April 2020), Associated Banc-Corp. (financial services company)

54	Clarion Partners Real Estate Income Fund Inc.

Independent Directors† (cont’d)

Eileen A. Kamerick

Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of Audit Committee
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Chief Executive Officer, The Governance Partners, LLC (consulting firm) (since 2015); National Association of Corporate Directors Board Leadership Fellow (since 2016, with Directorship Certification since 2019) and financial expert; Adjunct Professor, Georgetown University Law Center (since 2021); Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	20
Other board memberships held by Director during the past five years	Director of ACV Auctions Inc. (since 2021); Trustee of AIG Funds and Anchor Series Trust (2018 to 2021); Director of Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007)

Nisha Kumar

Year of birth	1970
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Coordinator of Alternative Investments
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group, LP (since 2011); formerly, Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011); Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009), Member of the Council of Foreign Relations
Number of portfolios in fund complex overseen by Director (including the Fund)	20
Other board memberships held by Director during the past five years	Director of The India Fund, Inc. (since 2016); formerly, Director of Aberdeen Income Credit Strategies Fund (2017-2018); and Director of The Asia Tigers Fund, Inc. (2016 to 2018)

Clarion Partners Real Estate Income Fund Inc.	55

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director and Officer

Jane Trust, CFA[2]

Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 131 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of portfolios in fund complex overseen by Director (including the Fund)	129
Other board memberships held by Director during the past five years	None

Additional Officers

Fred Jensen Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during the past five years	Director - Global Compliance of Franklin Templeton (since 2020); Managing Director of Legg Mason & Co. (2006 to 2020); Director of Compliance, Legg Mason Office of the Chief Compliance Officer (2006 to 2020); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker-dealer) (2000 to 2003)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

56	Clarion Partners Real Estate Income Fund Inc.

Additional Officers (cont’d)

George P. Hoyt Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1965
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2020); formerly, Managing Director (2016 to 2020) and Associate General Counsel for Legg Mason & Co. and Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (2006 to 2020)

Thomas C. Mandia* Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2022
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020) and Assistant Secretary of certain funds in the fund complex (2006 to 2022)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Clarion Partners Real Estate Income Fund Inc.	57

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective February 10, 2022, Mr. Mandia became a Senior Vice President.

[1]

Each member of the Board of Directors shall hold office until his or her removal, resignation or successor is duly elected and qualifies. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

58	Clarion Partners Real Estate Income Fund Inc.

Annual chief executive officer and

principal financial officer certifications (unaudited)

The Fund has included the Certifications of the Fund’s Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Clarion Partners Real Estate Income Fund Inc.	59

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 47th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

60	Clarion Partners Real Estate Income Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested in additional shares of Common Stock at the NAV determined on the reinvestment date. You may elect not to participate in the Fund’s Dividend Reinvestment Plan (the “Plan”) by contacting DST Asset Manager Solutions, Inc. (“the Plan Agent”). An election to receive cash may be revoked or reinstated at the option of the stockholder. If you do not participate, you will receive all distributions in cash. All distributions will be wired to your account. The Fund will not pay distributions via check.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at PO Box 219520 Kansas City, MO 64105 or by calling the Plan Agent at 844-534-4627 between 8:00 am and 5:00 pm CT. Such withdrawal will be effective immediately if notice is received by the Plan Agent more than three business days prior to any dividend or distribution payment date for that dividend to be paid out in cash. If the notice is received less than three business days prior to any dividend or distribution payment date, then that dividend will be reinvested and all subsequent dividends or distributions will be paid out in cash. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. The Plan Agent’s service fee for handling distributions will be paid by the Fund. For participants holding shares directly with the Plan Agent, the Plan Agent will charge each participant a fee of $15.00 plus commissions upon any sale of shares accepted for tender by the Fund. Additional information about the Plan and your account may be obtained from the Plan Agent in writing at PO Box 219520 Kansas City, MO 64105 or by calling the Plan Agent at 844-534-4627 between 8:00 am and 5:00 pm CT.

Clarion Partners Real Estate Income Fund Inc.	61

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2021:

	Pursuant to:	Amount Reported
Long-Term Capital Gain Dividends Distributed	§857(b)(3)(B)	$93,752
Qualified Business Income Dividends Earned	§199A	$2,300,272

62	Clarion Partners Real Estate Income Fund Inc.

Clarion Partners

Real Estate Income Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

George P. Hoyt

Secretary and Chief Legal Officer

Thomas C. Mandia*

Senior Vice President

Jeanne M. Kelly

Senior Vice President

Clarion Partners Real Estate Income Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Clarion Partners, LLC

Western Asset Management Company, LLC

Custodian

The Bank of New York Mellon

Transfer agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Dr.

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

900 G Street NW

Washington, DC 20001

*	Effective February 10, 2022, Mr. Mandia became a Senior Vice President.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-888-777-0102.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

Clarion Partners Real Estate Income Fund Inc.

Clarion Partners Real Estate Income Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, and the applicable rules thereunder, that from time to time the Fund may purchase shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.

This report is transmitted to the shareholders of Clarion Partners Real Estate Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

DST Asset Manager Solutions, Inc.

2000 Crown Colony Dr.

Quincy, MA 02169

CLAR572661 2/22 SR22-4334

CONSOLIDATED FINANCIAL STATEMENTS

456 Sullivan Ave JV LLC

For the period from February 11, 2021 (Commencement of Operations)

through December 31, 2021

With Independent Auditors’ Report Thereon

456 Sullivan Ave JV LLC

Consolidated Financial Statements

For the period from February 11, 2021

(Commencement of Operations) through December 31, 2021

Independent Auditors’ Report

To the Members of

456 Sullivan Ave JV LLC

Opinion

We have audited the consolidated financial statements of 456 Sullivan Ave JV LLC (the Entity), which comprise the consolidated balance sheet as of December 31, 2021, and the related consolidated statements of operations, changes in members’ equity and cash flows for the period from February 11, 2021 (Commencement of Operations) through December 31, 2021, and the related notes to the consolidated financial statements.

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Entity as of December 31, 2021 and the results of its operations and its cash flows for the period from February 11, 2021 (Commencement of Operations) through December 31, 2021 in accordance with accounting principles generally accepted in the United States of America (GAAP).

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Entity and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with GAAP, and for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Entity’s ability to continue as a going concern within one year after the date that the consolidated financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

1

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Entity’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Entity’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Baker Tilly US, LLP

Chicago, Illinois

May 13, 2022

2

456 Sullivan Ave JV LLC

Consolidated Balance Sheet

December 31, 2021

Assets
Real estate investments (net of accumulated deprecation of $850,184)	$42,522,767
Cash and cash equivalents	537,129
Restricted cash	234,480
Rents and other receivables	43,543
Prepaid expenses and other assets	13,805
Derivative instrument	52,432
Lease intangibles (net of accumulated amortization of $670,275)	6,603,007

Total assets	$50,007,163

Liabilities and Members’ Equity
Liabilities:
Mortgage note payable (net of unamortized deferred financing costs of $554,050)	$30,645,950
Accounts payable and accrued expenses	209,102
Prepaid rent	280,849

Total liabilities	31,135,901
Members’ Equity:	18,871,262

Total liabilities and members’ equity	$50,007,163

3

See accompanying notes

456 Sullivan Ave JV LLC

Consolidated Statement of Operations

For the period from February 11, 2021

(Commencement of Operations) through December 31, 2021

Revenues:
Rental revenue	$2,197,339
Expense recoveries	411,332

Total revenues	2,608,671

Operating Expenses:
Property operating expenses	59,919
Real estate taxes and insurance expenses	413,060
General and administrative expenses	1,487
Depreciation expense	850,184
Amortization expense	349,299

Total expenses	1,673,949

Other Income (Expense)
Interest expense	(820,451)
Unrealized gain on derivative instrument	44,039

Total other income (expenses)	(776,412)

Net income	$158,310

4

See accompanying notes

456 Sullivan Ave JV LLC

Consolidated Statement of Changes in Members’ Equity

For the period from February 11, 2021

(Commencement of Operations) through December 31, 2021

	CPREIF 456 Sullivan LLC	MRA 456 Sullivan Ave LLC	Total
Balance at February 11, 2021	$—	$—	$—
Contributions	19,302,448	1,015,918	20,318,366
Distributions	(1,525,144)	(80,270)	(1,605,414)
Net income	150,394	7,916	158,310

Balance at December 31, 2021	$17,927,698	$943,564	$18,871,262

5

See accompanying notes

456 Sullivan Ave JV LLC

Consolidated Statement of Cash Flows

For the period from February 11, 2021

(Commencement of Operations) through December 31, 2021

Operating activities
Net income	$158,310
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	1,199,483
Amortization of above-market lease intangibles	320,976
Amortization of financing costs	120,541
Unrealized gain on derivative instrument	(44,039)
Changes in operating assets and liabilities
Rents and other receivables	(43,543)
Prepaid expenses and other assets	(13,805)
Accounts payable and accrued expenses	209,102
Prepaid rent	280,849

Net cash provided by operating activities	2,187,874

Investing activities
Purchase of real estate investments	(50,646,233)

Net cash used in investing activities	(50,646,233)

Financing activities
Proceeds from mortgage note payable	31,200,000
Payments for deferred financing costs	(674,591)
Payments for interest rate cap	(8,393)
Contributions	20,318,366
Distributions	(1,605,414)

Net cash provided by financing activities	49,229,968

Net increase in cash, cash equivalents, and restricted cash	771,609
Cash, cash equivalents, and restricted cash at beginning of period	—

Cash, cash equivalents, and restricted cash at end of period	$771,609

Supplemental disclosure of cash flow information
Cash paid for interest	$632,743

6

See accompanying notes

456 Sullivan Ave JV LLC

Notes to Consolidated Financial Statements

December 31, 2021

1. Business and Organization

456 Sullivan Ave JV LLC (the Entity), a Delaware limited liability Entity, was on formed on December 17, 2020 for purposes of acquiring and operating a commercial warehouse property located in South Windsor, Connecticut known as FedEx South Windsor. The members of the Entity are CPREIF 456 Sullivan LLC (CPREIF), which holds a 95% ownership share in the Entity, and MRA 456 Sullivan Ave LLC (MRA), which holds a 5% share in the Entity. Additionally, MRA serves as the managing member of the Entity. Clarion Partners, LLC (Advisor or Clarion) is responsible for the asset management of the property.

The Property was acquired on February 11, 2021 (Commencement of Operations) for a purchase price of $50 million plus transaction costs (Note 4).

The Entity’s rental operations and financial performance are subject to certain business risks and uncertainties that include changes in economic conditions, rapid changes in the real estate market and competition for commercial real estate in the local marketplace, among others.

2. Summary of Significant Accounting Policies

Basis of Presentation and Consolidation

The accompanying consolidated financial statements have been prepared on an accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of the Entity and its wholly owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires the Entity to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7

456 Sullivan Ave JV LLC

Notes to Consolidated Financial Statements

December 31, 2021

Revenue Recognition

The Entity accounts for its leases with tenants as operating leases. Rental income is recognized on a straight-line basis over the applicable non-cancelable lease term. Operating expense reimbursements consisting of amounts due from tenants for real estate taxes, insurance, and other recoverable costs are recognized as revenue in the period in which the corresponding expenses are incurred. The majority of the Entity’s revenue is derived from residential rental and related income.

The Entity generates other property-related revenue associated with its leases. Such revenue is recognized in accordance with the transfer of those goods or services, as the related performance obligations are satisfied, at an amount that reflects the consideration to which the Entity expects to be entitled for the related goods or services. These revenue streams include tenant reimbursement of consumption-based costs paid by the Company on behalf of the tenant such as real estate taxes and insurance, which are reported within expense recoveries within the accompanying consolidated statement of operations.

The Entity elected to disaggregate its revenue streams into the following line items on the consolidated statement of operations: rental revenue and other revenue. The Entity believes that these are the proper disaggregated categories as they are the best depiction of its revenue streams both qualitatively and quantitatively.

Income Taxes

No provision or benefit for state or federal income taxes has been provided since taxable income or loss passes through to and is reportable by the members on their income tax returns. While 456 Sullivan Ave JV LLC is not taxed for federal or state income tax purposes, its policy is to evaluate and review its tax positions on an ongoing basis to ensure compliance with the applicable provisions of the Internal Revenue Code.

Cash and Cash Equivalents

For purposes of reporting cash flows, cash and cash equivalents include cash on hand, demand deposits and short-term investments with maturities of three months or less when purchased.

The following table provides a reconciliation of cash, cash equivalents, and restricted cash reported within the consolidated balance sheet that sum to the total of the same such amounts shown in the consolidated statement of cash flows:

Cash and cash equivalents	$537,129
Restricted cash	234,480

Total cash and cash equivalents and restricted cash	$771,609

8

456 Sullivan Ave JV LLC

Notes to Consolidated Financial Statements

December 31, 2021

Restricted Cash

In accordance with the terms of the mortgage note payable (Note 7), the Entity is required to make monthly payments into a real estate tax and insurance reserve account. In connection with entering into the mortgage note payable, the Entity also established an excess cash reserve account. At December 31, 2021, the balance of the real estate tax and insurance reserve and excess cash reserve was $229,480 and $5,000, respectively, and is included within restricted cash on the consolidated balance sheet.

Real Estate Investments

Maintenance and repair expenses are charged to operations as incurred. Significant renovations and improvements, which improve and/or extend the useful life of the asset, are capitalized at cost and depreciated over their useful life. Building and improvements and site improvements are depreciated using the straight-line method over their useful lives of 39.5 years and 15 years, respectively.

Impairment of Long-Lived Assets

The Entity reviews long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of an asset may not be fully recoverable. An impairment loss would be recognized when the estimated future cash flows from the use of the asset are less than the carrying amount of that asset. To date, there have been no such losses recognized.

Rents Receivable

Rents receivable have been adjusted for all known uncollectible accounts. No allowance for doubtful accounts is considered necessary as of December 31, 2021. If amounts become uncollectible, they are charged to operations in the period in which that determination is made.

Leasing Intangibles

Lease intangibles include the value of in-place leases and above-market leases determined upon acquisition (Note 4). In-place leases of $3,790,309 are recorded at their estimated relative fair value and are amortized over 116 months, which approximates the average expected remaining term of the acquired tenant lease in place at acquisition. Accumulated amortization of in-place leases as of December 31, 2021 totaled $349,299. For the period from February 11, 2021 (Commencement of Operations) to December 31, 2021, the expense related to amortization of in-place leases was $349,299.

9

456 Sullivan Ave JV LLC

Notes to Consolidated Financial Statements

December 31, 2021

The Entity amortizes above-market lease value as a reduction to rental income over the expected remaining term of the acquired tenant lease in place at acquisition. Above-market leases of $3,482,973 are recorded at their estimated relative fair value and are amortized over 116 months, which approximates the average expected remaining term of the acquired above-market tenant lease in place at acquisition. Accumulated amortization of above-market leases as of December 31, 2021 totaled $320,976. For the period from February 11, 2021 (Commencement of Operations) to December 31, 2021, the expense related to amortization of in-place leases was $320,976, resulting in a decrease in rental income of $320,976 on the consolidated statement of operations. Lease intangibles will amortize as follows:

	Acquired In- Place Leases	Acquired Above Market Leases
Years ending December 31:
2022	$395,167	$363,125
2023	395,167	363,125
2024	395,167	363,125
2025	395,167	363,125
2026	395,167	363,125
Thereafter	1,465,175	1,346,372

Total	$3,441,010	$3,161,997

Deferred Financing Costs

Costs associated with obtaining and financing have been capitalized and are being amortized to interest expense over the term of the related debt using the straight-line method, which approximates the effective interest method. Such amounts are included as a reduction to the mortgage note payable balance. The Entity capitalized its deferred financing costs incurred upon acquisition of the mortgage note in the amount of $674,591. Amortization of the deferred financing costs for the period from February 11, 2021 (Commencement of Operations) through December 31, 2021 was $120,451, and is included in interest expense in the accompanying consolidated statement of operations. Unamortized deferred financing costs at December 31, 2021 were $554,050.

Concentration of Credit Risk

Financial instruments that potentially subject the Entity to concentrations of credit risk consist primarily of cash and cash equivalents in excess of amounts insured by the Federal Deposit Insurance Corporation (FDIC). The Entity places their cash and cash equivalents with high quality financial institutions.

10

456 Sullivan Ave JV LLC

Notes to Consolidated Financial Statements

December 31, 2021

3. Recently Issued Accounting Pronouncements

During February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). Topic 842 requires a lessee to recognize in the balance sheet a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. While the primary effect of Topic 842 was on the lessee, there were several pre-effective date amendments issued during 2018 that impact lessor accounting, as follows:

ASU No. 2018-10, Codification Improvements to Topic 842, Leases, addresses narrow aspects of the guidance originally issued in ASU No. 2016-02, such as the rate implicit in a lease, impairment of the new investment in a lease, lessee reassessment of lease classification, lessor reassessment of lease term and purchase options, variable payments that depend on an index or rate, and certain transactions adjustments, among other changes.

ASU No. 2018-11, Targeted Improvements, adds a transition option allowing entities not to apply the new lease standard, including disclosures, in the comparative period(s) presented in the year of adoption and, instead, recognize a cumulative-effect adjustment to the opening equity balance in the period of adoption. Also, this amendment provides lessors with a practical expedient, by class of underlying asset, to not separate non-lease components from the associated lease component when certain criteria are met. In such instances, lessors will follow the accounting guidance for the predominant component, either Accounting Standards Codification (ASC) No. 606 in the case of a combined nonlease component or ASC No. 842 in the case of a combined component determined to be an operating lease.

ASU No. 2018-20, Narrow-Scope Improvements for Lessors, provides a practical expedient to lessors to treat sales and other similar taxes collected from lessees as lessee costs and exclude the collection of such taxes from revenue. This amendment also modifies accounting of certain lessor costs, whereby lessors are required to (1) exclude from revenue (variable payments) lessor costs paid by a lessee directly to a third party and (2) include in revenue (variable payments) costs reimbursed to the lessor by the lessee (and recognize the associated expense). Lastly, this amendment clarifies guidance for lessors with variable payments to be allocated between lease and non-lease components.

During 2020, the FASB also issued ASU No. 2020-05, Revenue from Contracts with Customers (Topic 606) and Leases (Topic 842), which delayed the effective date for certain entities. Topic 842 (as amended) is effective for annual periods beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022. The Entity is currently assessing the effect that Topic 842 (as amended) will have on its results of operations, financial position and cash flows.

11

456 Sullivan Ave JV LLC

Notes to Consolidated Financial Statements

December 31, 2021

During March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU No. 2020-04 provides optional expedients and exceptions for U.S. GAAP to contracts, hedging relationships and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform, if certain criteria are met. Entities may elect the optional expedients and exceptions included in ASU No. 2020-04 as of March 12, 2020 and through December 31, 2022. The Entity is currently assessing the effect that electing the optional expedients and exceptions included in ASU No. 2020-04 would have on its results of operations, financial position and cash flows.

4. Acquisition of Real Estate

On May 26, 2021, the Entity purchased the Property for $50 million plus transaction costs of $646,233. The transaction was accounted for as an asset acquisition in accordance with U.S. GAAP. Asset acquisitions are accounted for by allocating the cost of the acquisition, including acquisition costs, to the individual assets acquired and liabilities assumed on a relative fair value basis. The purchase price has been allocated as follows:

Land	$6,540,000
Building and improvements	35,835,351
Site improvements	997,600
In-place lease intangibles	3,790,309
Above-market lease intangibles	3,482,973

Total accumulated costs	$50,646,233

The fair value of the tangible assets was based upon the value of the Property as if it was vacant determined by current market conditions, historical occupancy and leasing history, the quality of building/replacement value, and future cash flows and valuation assumptions. The origination value of the in-place lease (acquired in-place lease) consisted of a variety of components including, but not limited to: (1) the value associated with costs to execute a similar lease including commissions and other related costs and (2) the value associated with the lost revenue stream from the existing lease during the assumed re-leasing period. The origination value of above-market lease (acquired above-market leases) is estimated based on the present value (using a discount rate which reflected the risks associated with the leases acquired) of the difference between contractual amounts to be received pursuant to the lease and the Entity’s estimate of market lease rates measured over a period equal to the estimated remaining term of the lease.

12

456 Sullivan Ave JV LLC

Notes to Consolidated Financial Statements

December 31, 2021

5. Real Estate Investments

Real estate investments, net are stated at cost and consist of the following at December 31, 2021:

Land	$6,540,000
Building and improvements	35,835,351
Site improvements	997,600

43,372,951
Less accumulated depreciation	(850,184)

Real estate investments, net	$42,552,767

For the year ended December 31, 2021, the Entity recognized depreciation expense on its building and improvements and site improvements of $791,397 and $58,787, respectively.

6. Fair Value Measurements

ASC 820-10, Fair Value Measurements and Disclosures, (ASC 820-10) clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820-10 emphasizes that fair value is a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing an asset or liability.

The statement establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable input be used when available. Observable inputs are inputs that the market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Entity. Unobservable inputs reflect the Entity’s assumptions about the inputs that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is measured in three levels based on the reliability of inputs:

Level 1: Valuations based on quoted prices for identical instruments in active markets. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these instruments does not entail a significant degree of judgment.

13

456 Sullivan Ave JV LLC

Notes to Consolidated Financial Statements

December 31, 2021

Level 2: Valuations based on quoted prices for either similar instruments in active markets, identical or similar instruments in markets that are not active or model-derived valuations whose inputs or significant value drivers are observable.

Level 3: Valuations based on inputs that are unobservable.

In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

7. Mortgage Note Payable

On February 11, 2021, the Entity entered into a mortgage note payable with Bank of America, N.A, with a principal amount of $31,200,000, maturing March 1, 2026, and bearing interest at an annual rate of LIBOR plus 2.366% through March 1, 2021. From March 2, 2021 through maturity, the mortgage note payable bears an interest rate of LIBOR plus 2.25% with a LIBOR floor of 0.25% (2.50% as of December 31, 2021). The mortgage note payable was collateralized by the Property and monthly interest only payments were required beginning on April 1, 2021 through maturity. The outstanding balance of the mortgage note payable as of December 31, 2021 is $31,200,000.

The interest expense related to the mortgage loan was $699,910 and the amortized financing costs was $120,541 for the period from February 11, 2021 (Commencement of Operations) through December 31, 2021.

8. Derivative Instrument

In connection with entering into the mortgage note payable in February 2021, the Entity entered into an interest rate cap agreement with Bank of America, N.A. with a notional amount of $31.2 million. The derivative instrument caps the LIBOR component of the Entity’s mortgage note payable at 250 basis points and matures on March 1, 2024. The interest rate cap does not qualify for hedge accounting under Accounting Standards Codification (ASC) Topic 815, Derivatives and Hedging. The Entity does not hold the interest rate cap for trading purposes. The Entity recognizes the interest rate cap as an asset on the consolidated balance sheet and measures the instrument at fair value.

14

456 Sullivan Ave JV LLC

Notes to Consolidated Financial Statements

December 31, 2021

The following is a summary of the interest rate cap as of December 31, 2021 and for the period from February 11, 2021 (Commencement of Operations) through December 31, 2021:

Derivative	Classification	Balance Sheet Location	Fair Value
Interest rate cap	Asset	Derivative instrument	$52,432

Amount of Unrealized Gain on Derivatives Recognized in Income for the period from February 11, 2021 (Commencement of Operations) through December 31, 2021
Interest rate cap			$44,039

9. Leases

The Property has capacity for a single tenant and that tenant lease has been classified as an operating lease and that lease provides for fixed minimum rent and reimbursement of certain operating costs. As of December 31, 2021, the Property is approximately 100 percent occupied. As of December 31, 2021, the operating lease term expire in 2030.

Future minimum rents to be received under non-cancelable operating leases as of December 31, 2021 are approximately as follows:

Total
2022	$2,810,613
2023	2,810,613
2024	2,810,613
2025	2,826,897
2026	2,865,918
Thereafter	10,619,817

$24,744,471

The concentration of the Entity’s business with a relatively small number of tenants may expose the Entity to material adverse effects if the sole tenant were to experience financial difficulty.

15

456 Sullivan Ave JV LLC

Notes to Consolidated Financial Statements

December 31, 2021

10. Commitments and Contingencies

The Entity may be subject to a variety of claims or legal actions arising in the ordinary course of business. The Entity does not believe there is any litigation pending or threatened against it that, individually or in the aggregate, may reasonably be expected to have a material adverse effect on the Entity.

The spread of a novel strain of coronavirus (COVID19) caused significant volatility in U.S. markets during 2021 and there remains continued significant uncertainty around the breadth and duration of business disruptions related to COVID19, as well as its impact on the U.S. economy. The extent of the impact of COVID19 on the Entity’s operation and financial performance will depend on certain developments, including the duration and spread of the outbreak and the impact on customers and vendors, all of which are uncertain and cannot be determined at this time.

11. Related Party Transactions

The Property is managed by MRA pursuant to the limited liability company agreement effective beginning February 11, 2021 (Commencement of Operations). The member is entitled to a monthly management fee equal $25,000 payable in equal monthly installments. Total fees incurred and owed to MLA were $25,000 for the period from February 11, 2021 (Commencement of Operations) through December 31, 2021.

In connection with the purchase of the Property, a $25,000 acquisition fee was paid to MRA and was capitalized to the cost basis of real estate investments acquired.

12. Subsequent Events

Subsequent events have been evaluated by the Entity through May 13, 2022, the date the consolidated financial statements were available to be issued, and no subsequent events have occurred that would require recognition or additional disclosure.

16

CONSOLIDATED FINANCIAL STATEMENTS

Mosaic at Largo JV LLC

For the period from May 26, 2021 (Commencement of Operations)

through December 31, 2021

With Independent Auditors’ Report Thereon

Mosaic at Largo JV LLC

Consolidated Financial Statements

For the period from May 26, 2021

(Commencement of Operations) through December 31, 2021

Independent Auditors’ Report

To the Members of

Mosaic at Largo JV LLC

Opinion

We have audited the consolidated financial statements of Mosaic at Largo JV LLC (the Entity), which comprise the consolidated balance sheet as of December 31, 2021, and the related consolidated statements of operations, changes in members’ equity and cash flows for the period from May 26, 2021 (Commencement of Operations) through December 31, 2021, and the related notes to the consolidated financial statements.

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Entity as of December 31, 2021 and the results of its operations and its cash flows for the period from May 26, 2021 (Commencement of Operations) through December 31, 2021 in accordance with accounting principles generally accepted in the United States of America (GAAP).

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Entity and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with GAAP, and for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Entity’s ability to continue as a going concern within one year after the date that the consolidated financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

1

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Entity’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Entity’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Baker Tilly US, LLP

Chicago, Illinois

May 13, 2022

2

Mosaic at Largo JV LLC

Consolidated Balance Sheet

December 31, 2021

Assets
Real estate investments (net of accumulated deprecation of $1,006,309)	$61,748,596
Cash and cash equivalents	588,801
Restricted cash	378,015
Rents and other receivables	471,353
Prepaid expenses and other assets	363,691
Derivative instrument	428,582

Total assets	$63,979,038

Liabilities and Members’ Equity
Liabilities:
Mortgage note payable (net of unamortized deferred financing costs of $426,046)	$37,973,954
Accounts payable and accrued expenses	462,032
Security deposits payable	125,839
Accrued capital expenditures	183,655
Prepaid rent	11,414

Total liabilities	38,756,894
Members’ Equity:	25,222,144

Total liabilities and members’ equity	$63,979,038

See accompanying notes.

3

Mosaic at Largo JV LLC

Consolidated Statement of Operations

For the period from May 26, 2021

(Commencement of Operations) through December 31, 2021

Revenues:
Rental revenue	$3,049,475
Other revenue	145,277

Total revenues	3,194,752

Operating Expenses:
Property operating expenses	731,446
Real estate taxes and insurance expenses	413,943
General and administrative expenses	132,535
Depreciation expense	1,006,309
Amortization expense	3,895,546

Total operating expenses	6,179,779

Other Income (Expenses):
Interest expense	(643,260)
Unrealized gain on derivative instrument	257,582

Total other income (expenses)	(385,678)

Net loss	$(3,370,705)

See accompanying notes.

4

Mosaic at Largo JV LLC

Consolidated Statement of Changes in Members’ Equity

For the period from May 26, 2021

(Commencement of Operations) through December 31, 2021

	CPREIF Mosaic at Largo LLC	BLX GP Largo Station, LLC	Total
Balance at May 26, 2021	$—	$—	$—
Contributions	27,625,780	2,240,144	29,865,924
Distributions	(1,177,595)	(95,480)	(1,273,075)
Net loss	(3,117,902)	(252,803)	(3,370,705)

Balance at December 31, 2021	$23,330,283	$1,891,861	$25,222,144

See accompanying notes.

5

Mosaic at Largo JV LLC

Consolidated Statement of Cash Flows

For the period from May 26, 2021

(Commencement of Operations) through December 31, 2021

Operating activities
Net loss	$(3,370,705)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization expense	4,901,855
Amortization of deferred financing costs	43,716
Unrealized gain on derivative instrument	(257,582)
Changes in operating assets and liabilities
Rents and other receivables	(471,353)
Prepaid expenses and other assets	(363,691)
Accounts payable and accrued expenses	462,032
Security deposits payable	125,839
Prepaid rent	11,414

Net cash provided by operating activities	1,081,525

Investing activities
Purchase of real estate investments	(65,959,951)
Capital improvements	(506,845)

Net cash used in investing activities	(66,466,796)

Financing activities
Proceeds from mortgage note payable	38,400,000
Payments for deferred financing costs	(469,762)
Payments for derivative instrument	(171,000)
Contributions	29,865,924
Distributions	(1,273,075)

Net cash provided by financing activities	66,352,087

Net increase in cash, cash equivalents, and restricted cash	966,816
Cash, cash equivalents, and restricted cash at beginning of period	—

Cash, cash equivalents, and restricted cash at end of period	$966,816

Supplemental disclosure of cash flow information
Cash paid for interest	$513,470

Accrued capital expenditures	$183,655

See accompanying notes.

6

Mosaic at Largo JV LLC

Notes to Consolidated Financial Statements

December 31, 2021

1. Business and Organization

Mosaic at Largo JV LLC (the Entity), a Delaware limited liability company, was on formed on March 3, 2021 for purposes of acquiring and operating a multi-family property located in Largo, Maryland known as Mosaic at Largo Station (the Property). The members of the Entity are CPREIF Mosaic at Largo LLC (CPREIF), which holds a 92.5% ownership share in the Entity, and BLX GP Largo Station, LLC (BLX), which holds a 7.5% share in the Entity. Additionally, BLX serves as the managing member of the Entity. Clarion Partners, LLC (Advisor or Clarion) is responsible for the asset management of the property.

The Property was acquired on May 26, 2021 (Commencement of Operations) for a purchase price of $64.2 million plus transaction costs (Note 4).

The Entity’s rental operations and financial performance are subject to certain business risks and uncertainties that include changes in economic conditions, rapid changes in the real estate market and competition for residential real estate in the local marketplace, among others.

2. Summary of Significant Accounting Policies

Basis of Presentation and Consolidation

The accompanying consolidated financial statements have been prepared on an accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of the Entity and its wholly owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires the Entity to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7

Mosaic at Largo JV LLC

Notes to Consolidated Financial Statements

December 31, 2021

Revenue Recognition

The Entity accounts for its leases with tenants as operating leases. For lease agreements that provide for rent concessions and/or scheduled rent increases, rental income is recognized on a straight-line basis over the non-cancellable term of the lease, which is generally for periods of one year or less. Rental payments and other supplemental income payments received in advance are deferred and recognized in the period in which services are provided. The majority of the Entity’s revenue is derived from residential rental and related income.

The Entity generates other property-related revenue associated with its leases. Such revenue is recognized in accordance with the transfer of those goods or services, as the related performance obligations are satisfied, at an amount that reflects the consideration to which the Entity expects to be entitled for the related goods or services. These revenue streams include tenant reimbursement of consumption based costs as well as ancillary income, which are reported within other revenue within the accompanying consolidated statement of operations.

The Entity elected to disaggregate its revenue streams into the following line items on the consolidated statement of operations: rental revenue and other revenue. The Entity believes that these are the proper disaggregated categories as they are the best depiction of its revenue streams both qualitatively and quantitatively.

Income Taxes

No provision or benefit for state or federal income taxes has been provided since taxable income or loss passes through to and is reportable by the members on their income tax returns. While Mosaic at Largo JV LLC is not taxed for federal or state income tax purposes, its policy is to evaluate and review its tax positions on an ongoing basis to ensure compliance with the applicable provisions of the Internal Revenue Code.

Cash and Cash Equivalents

For purposes of reporting cash flows, cash and cash equivalents include cash on hand, demand deposits and short-term investments with maturities of three months or less when purchased.

The following table provides a reconciliation of cash, cash equivalents, and restricted cash reported within the consolidated balance sheet that sum to the total of the same such amounts shown in the consolidated statement of cash flows:

Cash and cash equivalents	$588,801
Restricted cash	378,015

Total cash and cash equivalents and restricted cash	$966,816

8

Mosaic at Largo JV LLC

Notes to Consolidated Financial Statements

December 31, 2021

Restricted Cash

In accordance with the terms of the mortgage note payable (Note 7), the Entity is required to make monthly payments into a replacement reserve account. At December 31, 2021, the replacement reserve balance was $252,176 and is included within restricted cash on the consolidated balance sheet.

The Entity collects and holds security deposits received from tenants. At December 31, 2021, security deposits held by the Entity totaled $125,839 and are included within restricted cash on the consolidated balance sheet.

Real Estate Investments

Maintenance and repair expenses are charged to operations as incurred. Significant renovations and improvements, which improve and/or extend the useful life of the asset, are capitalized at cost and depreciated over their useful life. Building and improvements and furniture and fixtures are depreciated using the straight-line method over their useful lives of 39.5 years and 5 years, respectively.

Impairment of Long-Lived Assets

The Entity reviews long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of an asset may not be fully recoverable. An impairment loss would be recognized when the estimated future cash flows from the use of the asset are less than the carrying amount of that asset. To date, there have been no such losses recognized.

Rents Receivable

Rents receivable have been adjusted for all known uncollectible accounts. No allowance for doubtful accounts is considered necessary as of December 31, 2021. If amounts become uncollectible, they are charged to operations in the period in which that determination is made.

Deferred Financing Costs

Costs associated with obtaining the Entity’s mortgage note payable and interest rate cap have been capitalized and are being amortized to interest expense over the term of the related debt using the straight-line method, which approximates the effective interest method. Such amounts are included as a reduction to the mortgage note payable balance. The Entity capitalized its deferred financing costs incurred upon acquisition of the mortgage note in the amount of $469,762. Amortization of the deferred financing costs for the period from May 26, 2021 (Commencement of Operations) through December 31, 2021 was $43,716, and is included in interest expense in the accompanying consolidated statement of operations. Unamortized deferred financing costs at December 31, 2021 were $426,046.

9

Mosaic at Largo JV LLC

Notes to Consolidated Financial Statements

December 31, 2021

Leasing Intangibles

Lease intangibles include the value of in-place leases determined upon acquisition (Note 4). In-place leases of $3,895,546 are recorded at their estimated relative fair value and are amortized over 6 months, which approximates the average expected remaining term of the acquired tenant leases in place at acquisition. Accumulated amortization of in-place leases as of December 31, 2021 totaled $3,895,546. For the period from May 26, 2021 (Commencement of Operations) to December 31, 2020, the expense related to amortization of in-place leases was $3,895,546.

Concentration of Credit Risk

Financial instruments that potentially subject the Entity to concentrations of credit risk consist primarily of cash and cash equivalents in excess of amounts insured by the Federal Deposit Insurance Corporation (FDIC). The Entity places their cash and cash equivalents with high quality financial institutions.

3. Recently Issued Accounting Pronouncements

During February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). Topic 842 requires a lessee to recognize in the balance sheet a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. While the primary effect of Topic 842 was on the lessee, there were several pre-effective date amendments issued during 2018 that impact lessor accounting, as follows:

ASU No. 2018-10, Codification Improvements to Topic 842, Leases, addresses narrow aspects of the guidance originally issued in ASU No. 2016-02, such as the rate implicit in a lease, impairment of the new investment in a lease, lessee reassessment of lease classification, lessor reassessment of lease term and purchase options, variable payments that depend on an index or rate, and certain transactions adjustments, among other changes.

ASU No. 2018-11, Targeted Improvements, adds a transition option allowing entities not to apply the new lease standard, including disclosures, in the comparative period(s) presented in the year of adoption and, instead, recognize a cumulative-effect adjustment to the opening equity balance in the period of adoption. Also, this amendment provides lessors with a practical expedient, by class of underlying asset, to not separate non-lease components from the associated lease component when certain criteria are met. In such instances, lessors will follow the accounting guidance for the predominant component, either Accounting Standards Codification (ASC) No. 606 in the case of a combined nonlease component or ASC No. 842 in the case of a combined component determined to be an operating lease.

10

Mosaic at Largo JV LLC

Notes to Consolidated Financial Statements

December 31, 2021

ASU No. 2018-20, Narrow-Scope Improvements for Lessors, provides a practical expedient to lessors to treat sales and other similar taxes collected from lessees as lessee costs and exclude the collection of such taxes from revenue. This amendment also modifies accounting of certain lessor costs, whereby lessors are required to (1) exclude from revenue (variable payments) lessor costs paid by a lessee directly to a third party and (2) include in revenue (variable payments) costs reimbursed to the lessor by the lessee (and recognize the associated expense). Lastly, this amendment clarifies guidance for lessors with variable payments to be allocated between lease and non-lease components.

During 2020, the FASB also issued ASU No. 2020-05, Revenue from Contracts with Customers (Topic 606) and Leases (Topic 842), which delayed the effective date for certain entities. Topic 842 (as amended) is effective for annual periods beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022. The Entity is currently assessing the effect that Topic 842 (as amended) will have on its results of operations, financial position and cash flows.

4. Acquisition of Real Estate

On May 26, 2021, the Entity purchased the Property for $64.2 million plus transaction costs of $1.7 million. The transaction was accounted for as an asset acquisition in accordance with U.S. GAAP. Asset acquisitions are accounted for by allocating the cost of the acquisition, including acquisition costs, to the individual assets acquired and liabilities assumed on a relative fair value basis. The purchase price has been allocated as follows:

Land	$7,260,000
Building and improvements	52,989,405
Furniture and fixtures	1,815,000
In-place lease intangibles	3,895,546

Total accumulated costs	$65,959,951

The fair value of the tangible assets was based upon the value of the Property as if it was vacant determined by current market conditions, historical occupancy and leasing history, the quality of building/replacement value, and future cash flows and valuation assumptions. The origination value of the in-place leases (acquired in-place leases) consisted of a variety of components including, but not limited to: (1) the value associated with costs to execute similar leases including commissions and other related costs and (2) the value associated with the lost revenue stream from the existing leases during the assumed re-leasing period.

11

Mosaic at Largo JV LLC

Notes to Consolidated Financial Statements

December 31, 2021

5. Real Estate Investments

Real estate investments, net are stated at cost and consist of the following at December 31, 2021:

Land	$7,260,000
Building and improvements	52,989,405
Furniture and fixtures	1,815,000
Construction in process	690,500

62,754,905
Less accumulated depreciation	(1,006,309)

Real estate investments, net	$61,748,596

For the year ended December 31, 2021, the Entity recognized depreciation expense on its building and improvements and furniture and fixtures of $789,517 and $216,792, respectively.

6. Fair Value Measurements

ASC 820-10, Fair Value Measurements and Disclosures, (ASC 820-10) clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820-10 emphasizes that fair value is a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing an asset or liability.

The statement establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable input be used when available. Observable inputs are inputs that the market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Entity. Unobservable inputs reflect the Entity’s assumptions about the inputs that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is measured in three levels based on the reliability of inputs:

Level 1: Valuations based on quoted prices for identical instruments in active markets. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these instruments does not entail a significant degree of judgment.

Level 2: Valuations based on quoted prices for either similar instruments in active markets, identical or similar instruments in markets that are not active or model-derived valuations whose inputs or significant value drivers are observable.

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Mosaic at Largo JV LLC

Notes to Consolidated Financial Statements

December 31, 2021

Level 3: Valuations based on inputs that are unobservable.

In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

The Entity’s derivative instrument was valued at December 31, 2021 using Level 2 inputs. The value of real estate investments acquired by the Entity as part of the acquisition of the property were valued using Level 3 inputs.

7. Mortgage Note Payable

On May 26, 2021, the Entity entered into a mortgage note payable with Prudential Multifamily Mortgage, LLC with a principle amount of $38,400,000, maturing June 1, 2031, and bearing an interest rate of 30-day average SOFR plus 2.50%. The mortgage was collateralized by the Property and monthly interest-only payments were required beginning July 1, 2021 through maturity. The outstanding balance of the mortgage note payable as of December 31, 2021 is $38,400,000.

The interest expense related to the mortgage note payable was $595,006 for the period from May 26, 2021 (Commencement of Operations) through December 31, 2021 and is included in interest expense on the consolidated statement of operations.

8. Derivative Instrument

In connection with entering into the mortgage note payable in May 2021, the Entity entered into an interest rate cap agreement with Prudential Multifamily Mortgage, LLC with a notional amount of $38.4 million. The derivative instrument caps the SOFR component of the Entity’s mortgage note payable at 50 basis points and matures on June 1, 2024. The interest rate cap does not qualify for hedge accounting under Accounting Standards Codification (ASC) Topic 815, Derivatives and Hedging. The Entity does not hold the interest rate cap for trading purposes. The Entity recognizes the interest rate cap as an asset on the consolidated balance sheet and measures the instrument at fair value.

The following is a summary of the interest rate cap as of December 31, 2021 and for the period from May 26, 2021 (Commencement of Operations) through December 31, 2021:

Derivative	Classification	Balance Sheet Location	Fair Value
Interest rate cap	Asset	Derivative instrument	$428,582

Amount of Unrealized Gain on Derivatives Recognized in Income for the period from May 26, 2021 (Commencement of Operations) through December 31, 2021
Interest rate cap			$257,582

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Mosaic at Largo JV LLC

Notes to Consolidated Financial Statements

December 31, 2021

9. Commitments and Contingencies

The Entity may be subject to a variety of claims or legal actions arising in the ordinary course of business. The Entity does not believe there is any litigation pending or threatened against it that, individually or in the aggregate, may reasonably be expected to have a material adverse effect on the Entity.

The spread of a novel strain of coronavirus (COVID19) caused significant volatility in U.S. markets during 2021 and there remains continued significant uncertainty around the breadth and duration of business disruptions related to COVID19, as well as its impact on the U.S. economy. The extent of the impact of COVID19 on the Entity’s operation and financial performance will depend on certain developments, including the duration and spread of the outbreak and the impact on customers and vendors, all of which are uncertain and cannot be determined at this time.

10. Related Party Transactions

BLX oversees the third party property manager pursuant to the limited liability company agreement effective beginning May 26, 2021 (Commencement of Operations). The affiliate is entitled to a monthly management fee equal to the lesser of 0.5% of the amount of annual gross receipts or 2.75% of the amount of annual gross receipts, less the amount of the annual property management fee payable to the property manager, as defined in the management agreement. Total fees incurred and owed to BLX were $13,877 for the period from May 26, 2021 (Commencement of Operations) through December 31, 2021.

In connection with the purchase of the Property, a $300,000 acquisition fee was paid to BLX and was capitalized to the cost basis of real estate investments acquired.

11. Subsequent Events

Subsequent events have been evaluated by the Entity through May 13, 2022, the date the consolidated financial statements were available to be issued, and no subsequent events have occurred that would require recognition or additional disclosure.

14

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, Eileen A. Kamerick and Nisha Kumar, are the members of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert”.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the fiscal years ending December 31, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $100,000 in December 31, 2020 and 164,500 in December 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2020 and $0 in December 31, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2020 and $111,000 in December 31, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Premier Bond Fund were $0 in December 31, 2020 and $0 in December 31, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Clarion Partners Real Estate Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Clarion Partners Real Estate Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2020 and December 31, 2021; Tax Fees were 100% and 100% for December 31, 2020 and December 31, 2021; and Other Fees were 100% and 100% for December 31, 2020 and December 31, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered Clarion Partners Real Estate Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Clarion Partners Real Estate Fund Inc. during the reporting period were $1,724,011 in December 31, 2020 and $1,313,509 in December 31, 2021.

(h) Yes. Clarion Partners Real Estate Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Clarion Partners Real Estate Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

CLARION PARTNERS, LLC

PROXY VOTING POLICIES AND PROCEDURES

With the exception of certain investment strategies and products, Clarion does not typically acquire securities that require it to vote proxies on behalf of its clients. In the event that such securities are acquired or managed, the following procedure is designed to ensure that proxy matters are handled in the best interest of clients and as required by applicable law and pursuant to investment management agreements. Specific business divisions of Clarion may maintain tailored proxy voting sub procedures separate from, though complementary to, the below. Clarion will be responsible for proxy voting strictly for those clients whose investment management agreements explicitly so indicate.

Once proxy voting forms are received by a Clarion portfolio manager, they will be handled in the following manner:

1.	Proxies will be reviewed by the portfolio manager to determine the accounts impacted.

2.

The portfolio manager shall vote all proxies in accordance with product-specific proxy voting guidelines and keep a log of all such votes. The portfolio manager is not responsible for voting proxies not received; clients are advised to facilitate receipt of upcoming relevant proxy votes with their custodians.

3.

If the proxy presents a potential conflict of interest (or the appearance of such a conflict), the portfolio manager will advise the Legal and Compliance Department and the appropriate Investment Committee(s) of the upcoming vote, the reason for the potential conflict of interest, and his or her related recommendation. The Legal and Compliance Department will advise the appropriate Investment Committee(s), who will make the final determination regarding the vote. The portfolio manager will then vote the affected proxy in accordance with that determination.

4.	The Legal and Compliance Department shall review proxy voting records on a periodic basis to ensure compliance and adjust these procedures as necessary.

A copy of this proxy voting policy shall be made available to clients upon request. Clients may also request a copy of the proxy voting record for their records.

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)- 6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

4.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering, and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.

Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

c.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Western Asset Management Company Limited

Proxy Voting and Corporate Actions Policy

NOTE: Below policy relating to Proxy Voting and Corporate Actions is a global policy for all Western Asset affiliates. As compliance with the Policy is monitored by Western Asset Pasadena affiliate, the Policy has been adopted from US Compliance Manual and therefore all defined terms are those defined in the US Compliance Manual rather than UK Compliance Manual.

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

RESPONSIBILITY AND OVERSIGHT

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

•	Proxies are reviewed to determine accounts impacted.

•	Impacted accounts are checked to confirm Western Asset voting authority.

•

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

•

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

•

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

•	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s policies and procedures.

•	Copies of proxy statements received regarding client securities.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

•	A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

•	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

DISCLOSURE

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICT OF INTEREST

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

•

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

•

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

BOARD APPROVAL PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

Matters relating to the Board of Directors – Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

•

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case-by-case basis in contested elections of directors.

Matters relating to Executive Compensation – Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by- case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters relating to Capitalization – The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board- approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

•	Western Asset votes for proposals relating to the authorization of additional common stock;

•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits);

•	Western Asset votes for proposals authorizing share repurchase programs;

•	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions;

•	Western Asset votes these issues on a case-by-case basis on board-approved transactions;

Matters relating to Anti-Takeover Measures – Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans;

•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters – Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws;

•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans;

•	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals;

•	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

VOTING SHARES OF INVESTMENT COMPANIES

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios;

•

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

VOTING SHARES OF FOREIGN ISSUERS

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

•	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management;

•	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees;

•

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated;

•

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary.

Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

CORPORATE ACTIONS

Western Asset must pay strict attention to any corporate actions that are taken with respect to issuers whose securities are held in client accounts. For example, Western Asset must review any tender offers, rights offerings, etc., made in connection with securities owned by clients. Western Asset must also act in a timely manner and in the best interest of each client with respect to any such corporate actions.

Western Asset Management Company Ltd (“WAMJ”) Proxy Voting Policies and Procedures

POLICY

As a fixed income only manager, the occasion to vote proxies for WAMJ is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMJ will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The WAMJ Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority, WAMJ will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if WAMJ becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If WAMJ personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm WAMJ voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and WAMJ obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle), WAMJ seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, WAMJ may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

WAMJ personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

WAMJ maintains records of proxies. These records include:

a.	A copy of WAMJ’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by WAMJ that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and WAMJ’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in WAMJ’s offices.

Disclosure

WAMJ’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

WAMJ’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

1b.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, WAMJ generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

WAMJ votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

WAMJ generally favors compensation programs that relate executive compensation to a company’s long- term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for stock option plans that will result in a minimal annual dilution.

b.	WAMJ votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	WAMJ votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, WAMJ votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where WAMJ is otherwise withholding votes for the entire board of directors.

a.	WAMJ votes for proposals relating to the authorization of additional common stock.

b.	WAMJ votes for proposals to effect stock splits (excluding reverse stock splits).

c.	WAMJ votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions WAMJ votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

WAMJ votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	WAMJ votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	WAMJ votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

WAMJ votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	WAMJ votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	WAMJ votes against authorization to transact other unidentified, substantive business at the meeting.

2b.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. WAMJ votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	WAMJ votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	WAMJ votes for shareholder proposals that are consistent with WAMJ’s proxy voting guidelines for board-approved proposals.

c.	WAMJ votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

3b.	Voting Shares of Investment Companies

WAMJ may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

WAMJ votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

WAMJ votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

4b. Voting Shares of Foreign Issuers

In the event WAMJ is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	WAMJ votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	WAMJ votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

WAMJ votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

WAMJ votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Western Asset Management Company Pte. Ltd. (“WAMS”)

Compliance Policies and Procedures

Proxy Voting

WAMS has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the applicable laws and regulations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMS will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed  at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. [See conflicts of interest section of these procedures for further information on determining material conflicts of interest.]

4.

If a material conflict of interest exists, (4.1) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (4.2) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (4) or (5) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s policies and procedures.

•	Copies of proxy statements received regarding client securities.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

•	A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

•	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

•

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

•

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part 1 deals with proposals which have been approved and are recommended by a company’s board of directors; Part 2 deals with proposals submitted by shareholders for inclusion in proxy statements; Part 3 addresses issues relating to voting shares of investment companies; and Part 4 addresses unique considerations pertaining to foreign issuers

Part 1 - Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

•

Matters relating to the Board of Directors. Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

•

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case-by-case basis in contested elections of directors.

•

Matters relating to Executive Compensation. Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or re-pricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

•

Matters relating to Capitalization. The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

•	Western Asset votes for proposals relating to the authorization of additional common stock.

•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

•	Western Asset votes for proposals authorizing share repurchase programs.

•	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions. Western Asset votes these issues on a case-by-case basis on board-approved transactions.

•	Matters relating to Anti-Takeover Measures. Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

•

Other Business Matters. Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

Part 2 - Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

•	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

•	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Part 3 – Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts 1 and 2 above are voted in accordance with those guidelines.

•

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g. proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Part 4 – Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

•	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

•	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

•

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager. In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (1) the right to vote proxies has been reserved to a named fiduciary of the client, and (2) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Richard Schaupp Clarion Partners 230 Park Avenue New York, NY, 10169	Since 2019	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Managing Partner of Clarion Partners; has been employed more than 5 years with Clarion Partners.

Janet Souk* Clarion Partners 230 Park Avenue New York, NY, 10169	Since 2022	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Senior Vice President of Clarion Partners; has been employed since 2019 with Clarion Partners; prior to Clarion Partners, she was Project/Asset Manager with Greenoak/Mosser from 2017 to 2019 and was Project Manager at Synapse Development Group from 2014-2017.

Brian Watkins* Clarion Partners 230 Park Avenue New York, NY, 10169	Since 2022	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Managing Partner of Clarion Partners; has been employed more than 5 years with Clarion Partners.

Janis Mandarino Clarion Partners 230 Park Avenue New York, NY, 10169	Since 2019	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Senior Vice President of Clarion Partners; has been employed more than 5 years with Clarion Partners.

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2019	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Greg E. Handler Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2019	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; research analyst/portfolio manager at Western Asset since 2002.

*	Effective January 31, 2022, Ms. Souk and Mr. Watkins became members of the portfolio management team.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of December 31, 2021.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories:

registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Richard Schaupp	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	7	$1 billion	7	$1 billion
	Other Accounts	3	$1.9 billion	2	$947 million
Janet Souk*	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	4	$840 million	4	$840 million
	Other Accounts	None	None	None	None
Brian Watkins*	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	None	None	None	None
Janis Mandarino	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	3	$1.2 billion	None	None

S. Kenneth Leech‡	Other Registered Investment Companies	92	$180.58 billion	None	None
	Other Pooled Vehicles	337	$87.48 billion	23	$3.00 billion
	Other Accounts	584	$224.14 billion	22	$16.33 billion
Greg E. Handler ‡	Other Registered Investment Companies	4	$4.53 billion	None	None
	Other Pooled Vehicles	14	$4.85 billion	4	$265 million
	Other Accounts	9	$3.69 billion	2	$1.02 billion

*	Effective January 31, 2022, Ms. Souk and Mr. Watkins became members of the portfolio management team. The information is as of December 31, 2021.
‡

The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

Clarion Partners

Under the guidance of the Clarion Partners’ compensation committee, Clarion Partners offers a compensation package to both investment and non-investment professionals. Factors used to determine compensation include individual and team performance as well as overall Clarion Partners profitability. Individual performance is evaluated during Clarion Partners’ annual performance appraisal process and utilizes a quantitative and qualitative approach to measuring performance. Each employee meets with their supervisor during the annual performance appraisal to discuss the prior year’s performance, set future short and long-term goals, and ensure ongoing professional development.

Investment professionals are measured on their financial contribution to Clarion Partners through a number of factors, including: individual impact on investment performance; performance relative to specific industry indices; performance relative to select peer groups and other factors. The results are incorporated in developing competitive total remuneration package for all positions. Key elements of the compensation program include: short-term components, including base salary and bonus; long-term components subject to vesting, including retirement benefits, Clarion Partners equity ownership, and participation in Clarion Partners and investment product promotes. Compensation is quantitatively and qualitatively linked to both individual and portfolio performance, aligning the interests of each senior professional with those of its clients.

Western Asset

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of December 31, 2021.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Richard Schaupp	E
Janet Souk	A
Brian Watkins	A
Janis Mandarino	D
S. Kenneth Leech	A
Greg E. Handler	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Clarion Partners Real Estate Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 23, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	May 23, 2022